                              Dated August 23, 2002

                                   PROSPECTUS

                AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
            AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                  AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

                       Limited Liability Company Interests
                                ________________

      Investment Objective. Each Fund is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Each Fund's investment objective is to seek capital appreciation.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                             Total Offerings
                                                             ---------------

                                       Aetos Capital Multi-Strategy       Aetos Capital Distressed
                                       ----------------------------       ------------------------
                                              Arbitrage Fund             Investment Strategies Fund
                                              --------------             --------------------------
Amount ............................           $50,000,000                        $50,000,000
Sales Load ........................               N/A                                N/A
Proceeds to the Fund ..............           $50,000,000                        $50,000,000


                                         Aetos Capital Long/Short        Aetos Capital Market Neutral
                                         ------------------------        ----------------------------
                                              Strategies Fund                   Strategies Fund
                                              ---------------                   ---------------
Amount ............................           $50,000,000                        $50,000,000
Sales Load ........................               N/A                                N/A
Proceeds to the Fund ..............           $50,000,000                        $50,000,000

Interests will be sold only to Qualified Investors (as defined herein). Interests will not be listed on any securities exchange. Each Fund will pay organizational and offering expenses estimated at $102,500 from the proceeds of its offering. See "Offerings."

          Investment Portfolio. Each Fund will invest primarily in private investment funds that are managed by a select group of alternative asset managers ("Portfolio Managers") that employ different "absolute return" investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. The principal investment strategy/strategies of each Fund is set forth below:

                                                                           Principal Investment
         Name of Fund                                                      Strategy/Strategies
         ------------                                                      -------------------
         Aetos Capital Multi-Strategy Arbitrage Fund                       event driven arbitrage, relative
                                                                           value arbitrage, convertible
                                                                           arbitrage and fixed income
                                                                           arbitrage
         Aetos Capital Distressed Investment Strategies Fund               distressed investments
         Aetos Capital Long/Short Strategies Fund                          long/short equity and fixed
                                                                           income
         Aetos Capital Market Neutral Strategies Fund                      market neutral

               For a discussion of each Fund's principal investment strategies, see "Investment Objective and Principal Strategies - The Investment Programs of the Funds."

               Risk Factors and Restrictions on Transfer. Investing in the limited liability company interests of a Fund ("Interests") involves a high degree of risk. See "Risk Factors" beginning on page 12. With very limited exceptions, Interests are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by a Fund as determined by the Fund's Board of Managers (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."

               Management Fee. Each Fund will pay the Investment Manager a monthly management fee (the "Management Fee") computed at the annual rate of 0.75% of the net asset value of the Fund as of the last day of the month (before any repurchases of Interests). See "Management of the Funds."

               The overall fees and expenses payable by each Fund and its investors will be higher than those paid by most other registered investment companies, but are generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the relevant Fund. See "Management of the Funds."

               This prospectus concisely provides the information that a prospective investor should know about each Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about each Fund, including a statement of additional information ("SAI") dated August 23, 2002, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Funds at the address above or by calling (212)201-2500. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 40 of this prospectus. The SAI, and other information about the Funds, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

               Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

               You should rely only on the information contained in this prospectus. The Funds have not authorized anyone to provide you with different information. No Fund is making an offer of Interests in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

                                                                               Page
Prospectus Summary ...........................................................    1

Summary of Fund Expenses .....................................................   10

Risk Factors .................................................................   12

Use of Proceeds ..............................................................   21

Investment Objective and Principal Strategies ................................   21

Management of the Funds ......................................................   27

Investor Qualifications ......................................................   29

Repurchases of Interests and Transfers .......................................   29

Calculation of Net Asset Value ...............................................   31

Capital Accounts .............................................................   34

Taxes ........................................................................   36

Offerings ....................................................................   38

Fund Advertising and Sales Material ..........................................   38

General Information ..........................................................   40

Table of Contents of the SAI .................................................   40

                               PROSPECTUS SUMMARY

              This is only a summary. The summary does not contain all of the information that you should consider before investing in any of the Funds. You should review the more detailed information contained in this prospectus and in the SAI.

The Funds                          Aetos Capital Multi-Strategy Arbitrage Fund,
                                   LLC, Aetos Capital Distressed Investment
                                   Strategies Fund, LLC, Aetos Capital
                                   Long/Short Strategies Fund, LLC, and Aetos
                                   Capital Market Neutral Strategies Fund, LLC
                                   (each a "Fund") are newly formed limited liability companies. The Funds are registered as non-diversified, closed-end management investment companies under the Investment
                                   Company Act of 1940, as amended (the
                                   "Investment Company Act"). Aetos Alternatives
                                   Management, LLC serves as each Fund's
                                   investment manager (the "Investment
                                   Manager").

Investment Objective and           Investors who purchase limited liability
Principal Strategies               company interests in a Fund ("Interests") in
                                   an offering, and other persons who acquire
                                   Interests and are admitted to a Fund by its Board of Managers (the "Board"), will become members of that Fund ("Members"). Each Fund's investment objective is to seek capital appreciation. Current income is not an objective. Each Fund seeks to achieve this objective by allocating its assets for investment among a select group of alternative asset managers ("Portfolio
                                   Managers") employing different "absolute return" investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. The
                                   Investment Manager is primarily responsible for selecting the Portfolio Managers and determining the portion of each Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Fund's Board. Each Fund will implement these allocation decisions primarily by investing in private investment partnerships (and similar investment vehicles) that are managed by Portfolio Managers.

                                   Each Fund's assets will be allocated
                                   primarily to Portfolio Managers that pursue the Fund's principal absolute return investment strategy or strategies as set forth below:

                                                                           Principal Investment
                                   Name of Fund                            Strategy/Strategies
                                   ------------                            -------------------
                                   Aetos Capital Multi-Strategy            event driven arbitrage,
                                       Arbitrage Fund                      relative value arbitrage,
                                                                           convertible arbitrage and
                                                                           fixed income arbitrage
                                   Aetos Capital Distressed Investment
                                       Strategies Fund                     distressed investments
                                   Aetos Capital Long/Short
                                       Strategies Fund                     long/short equity and fixed
                                                                           income

                              Aetos Capital Market Neutral
                                Strategies Fund                 market neutral

                              Portfolio Managers employ a variety of
                              sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to each Fund.

                              Portfolio Managers will generally invest in marketable securities, although certain Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds will not themselves be marketable and will be extremely illiquid. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                              Each Fund will invest in limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers ("Portfolio Funds"). At any one time, each Fund generally expects to hold interests in approximately three to fifteen Portfolio Funds. As "funds of funds", the Funds benefit from reduced exposure to any individual investment manager, and each Fund has the ability to shift its allocations among Portfolio Managers and/or sub-strategies as market conditions may dictate. However, a Fund generally may make new or additional investments in or effect withdrawals from Portfolio Funds only at certain times prescribed by the Portfolio Funds. Therefore, a Fund's allocation shifting generally will be subject to these imposed time limitations. Each Fund may on occasion retain Portfolio Managers to manage and invest designated portions of its assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner/manager of the vehicle and the relevant Fund will be the sole limited partner/member). (Any arrangement in which a Fund retains a Portfolio Manager to manage an account or investment vehicle is referred to as a "Portfolio Account.") To the extent a Fund retains a Portfolio Manager to manage and invest its assets in a Portfolio Account, the Portfolio Account and all assets invested in it will be subject to the requirements of the Investment

                              Company Act and the Fund will look through to the underlying assets of the Portfolio Account for purposes of compliance with the Fund's investment policies and restrictions. In addition, a Portfolio Manager of a Portfolio Account will be a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and will be subject to the requirements of the Investment Company Act that apply to the relationship between an investment company and its investment adviser.

                              Each Fund will not invest more than 40% of its total assets at the time of investment in any one Portfolio Fund or with any one Portfolio Manager, except possibly temporarily during the Fund's expected three month initial investment period. See "Use of Proceeds."

                              The Investment Manager will select Portfolio
                              Managers on the basis of various criteria, generally including, among other things: the Portfolio Manager's performance during various time periods and market cycles; the Portfolio Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of its risk management discipline; results of on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and the existence of substantial investments in the Portfolio Manager's investment program by key personnel of the Portfolio Manager.

                              The Investment Manager will regularly evaluate each Portfolio Manager to determine whether its investment programs are consistent with the Funds' investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate each Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers. While the addition of Portfolio Managers that do not manage Portfolio Accounts will not require the approval of Members, the addition of those that do manage Portfolio Accounts will require such approval.

                              See "Investment Objective and Principal
                              Strategies."

                              An investment in a Fund involves substantial risks and no assurance can be given that a Fund will achieve its investment objective.

Asset Allocation Program      The Funds may be purchased exclusively through the
                              Investment Manager's separate account asset allocation program (the "Program"). To participate in the Program, an investor must establish an investment management arrangement with the
                              Investment Manager, pursuant to which the Investment Manager will have full discretionary authority (unless the investor otherwise directs) to allocate the investor's assets among the Funds.
                              The Investment Manager's allocation decisions will be individualized for each investor in accordance with an asset allocation framework established for the investor that is based upon a consideration of a variety of factors relating to such investor.
                              These factors may include, among other things, the investor's investment objectives, its risk tolerance, its time horizon, its financial circumstances, its tax issues and its other existing investments. An investor will have the ability to impose reasonable restrictions on the management of its separate account. The Investment
                              Manager will reconsider the asset allocation framework established for an investor when informed by the investor of a change in the investor's particular investment needs or circumstances. The Investment Manager will provide each investor with a variety of reports, including an analysis of the investor's current asset allocation strategy. Pursuant to the Program, the Investment Manager generally anticipates that an investor's assets will be allocated among all the Funds, although one or more of the Funds may be omitted for certain investors. In addition, the portion allocated to each Fund is likely to differ from one investor to another based on each investor's particular investment objectives, risk tolerance, financial circumstances and other factors.

The Investment Manager        The Funds' investment manager, Aetos Alternatives
                              Management, LLC, has operated as an investment adviser since January 2002. The Investment Manager
                              (including its subsidiaries) managed more than $320 million of assets as of July 31, 2002.

                              Pursuant to an investment advisory agreement with each Fund (each, an "Advisory Agreement"), the Investment Manager is responsible for developing, implementing and supervising each Fund's investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the Board of each Fund and Members of each Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the relevant Fund or to assist the Investment Manager in providing these services. See "Management of the Funds."

                              In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund will pay the Investment Manager a monthly management fee (the "Management Fee") computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests). See "Management of the Funds."

Administrative Fee            Each Fund will pay SEI Investments Mutual Funds
                              Services, its administrator (the "Administrator"), a monthly fee, based on month-end assets at an annual rate of up to 0.12%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses.
                              The Administrator provides certain administrative, accounting and investor services to the Funds. See
                              "Management of the Funds--Administrator and
                              Custodian."

Valuation                     The valuation of the Funds' investments in
                              Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Managers for such Portfolio Funds. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Managers. In this regard, a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager's compensation.
                              Although the Investment Manager will review the valuation procedures used by all Portfolio
                              Managers, the Investment Manager will not be able to confirm the accuracy of valuations provided by Portfolio Managers and valuations provided by Portfolio Funds generally will be conclusive with respect to the Funds. In addition, the net asset values or other valuation information received by the Investment Manager from a Portfolio Fund will typically be estimates, and may be subject to later adjustment or revision by the Portfolio
                              Manager. Any such adjustment or revision will either increase or decrease the net asset value of the relevant Fund at the time that the Fund is provided with information regarding the adjustment. The Funds do not expect to restate their previous net asset values to reflect an adjustment or revision by a Portfolio Fund.

Borrowing                     Each Fund is authorized to borrow money (i) for
                              investment purposes in respect of Portfolio
                              Accounts only, (ii) to meet repurchase requests and (iii) for cash management purposes. A Fund will not borrow money in connection with its investments in Portfolio Funds. Borrowings by a Fund, including any borrowings on behalf of Portfolio Accounts, will be subject to a 300% asset coverage requirement under the Investment
                              Company Act. Borrowings by Portfolio Funds that are not registered under the Investment Company
                              Act are not subject to this requirement. Any borrowings by a Fund for investment purposes (a practice know as "leverage") involve certain risks. See "Risk Factors--Leverage; Borrowing" and
                              "Investment Objective and Principal
                              Strategies--Borrowing; Use of Leverage."

Investor Qualifications       Interests will be sold only to investors who
                              represent that they have a net worth of more than $1,500,000 (with their spouses) or who otherwise are "qualified clients" as that term is defined by Rule 205-3 under the Investment Advisers Act (For purposes of these offerings, these investors are referred to herein as "Qualified Investors").
                              Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change.

                                    Before an investor may invest in any of the Funds, the Investment Manager will require a certification from the investor that it is a Qualified Investor and that it will not transfer its Interest except in the limited circumstances permitted under the relevant LLC Agreement. If an investor's certification is not received on or before the date Interests are to be issued, the Investor's order will not be accepted. See "Investor Qualifications." An investment in each Fund involves substantial risks.

Investor Suitability                It is possible that an investor may lose
                                    some or all of its investment. Before making an investment decision, an investor should
                                    (i) consider the suitability of this
                                    investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.

The Offerings                       Interests may be purchased exclusively
                                    through the Program. Each Fund is offering
                                    $50,000,000 in Interests. It is expected that the initial offerings of Interests will close on August 30, 2002. The initial closing may be extended by the Investment
                                    Manager in its sole discretion. Subsequent to the initial offerings, Interests will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of each Fund.

                                    The minimum initial investment in the
                                    Program by an investor is $1,000,000.
                                    Subsequent investments must be at least
                                    $100,000.

Distribution Policy                 Each Fund has no present intention of making
                                    periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Fund's Board. Whether or not distributions are made, Members will be required each year to report their distributive share of the relevant Fund's taxable income or loss.

Unlisted Closed-End Structure;      Each Fund is a closed-end management
  Limited Liquidity and Transfer    investment company. Closed-end funds differ
  Restrictions                      from open-end management investment
                                    companies (commonly known as mutual funds) in that investors in closed-end funds, such as the Funds, do not have the right to redeem their shares or interests on a daily basis.

                                    In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund, as described below. If an investor attempts to transfer its Interest in violation of the relevant LLC Agreement, the transfer will not be permitted and will be void. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Repurchases of Interests      No Member will have the right to require a Fund to
                              redeem the Member's Interest in that Fund. Each
                              Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Fund's Board in its sole discretion. The
                              Investment Manager expects that it will recommend to the Board that each Fund offer to repurchase
                              Interests as of December 31, 2002 and, thereafter, four times each year, as of the last business day of March, June, September and December. It is anticipated that each repurchase offer will extend only to a specified portion of a Fund's net assets, based upon, among other things, the liquidity of the Fund's assets. Because each Fund's assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. See "Risks and Special Considerations" and "Repurchases of
                              Interests and Transfers."

                              If a repurchase offer is oversubscribed by Members who tender Interests, a Fund will repurchase only a pro rata portion of the Interests tendered by each Member. In addition, a Fund may redeem all or part of an Interest if, among other reasons, the Investment Manager determines that it would be in the best interests of such Fund to do so. See "Repurchases of Interests and Transfers--No Right of Redemption" and "--Repurchases of Interests."

Taxation Counsel to the Funds will render an opinion that each Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Funds also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, each Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, none of the Funds should be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the relevant Fund's taxable income or loss.

                              If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the relevant Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Taxes."

ERISA Plans And Other Tax-Exempt    Because the Funds and Portfolio Funds in
   Entities                         which each Fund invests may use leverage,
                                    investors subject to the Employee Retirement
                                    Income Security Act of 1974 ("ERISA") and other tax-exempt investors may incur income tax liability to the extent a Fund's transactions are treated as giving rise to unrelated business taxable income. This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change. See "Taxes."

Risks and Special Considerations    An investment in a Fund involves substantial
                                    risks and special considerations, including the following:

                                    . Investing in a Fund can result in a loss of capital invested.

                                    .  Portfolio Funds generally will not be
                                       registered as investment companies under the Investment Company Act.

                                    .  Various risks are associated with the
                                       securities and other instruments in which Portfolio Managers may invest and the specialized investment techniques they may use.

                                    .  The Funds are, and certain Portfolio
                                       Funds may be, newly formed and have no
                                       operating histories.

                                    .  The Investment Manager may have limited
                                       access to the specific underlying
                                       holdings of the Portfolio Funds and
                                       little or no means of independently
                                       verifying information provided by
                                       Portfolio Managers.

                                    .  Interests are subject to substantial
                                       restrictions on transfer and will be
                                       extremely illiquid.

                                    . A Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain times. Limitations on a Fund's ability to withdraw its assets from Portfolio Funds will limit the Fund's ability to repurchase its Interests.

                                    .  A Fund may receive securities that are
                                       illiquid or difficult to value in
                                       connection with withdrawals and
                                       distributions from Portfolio Funds.

                                    .  Portfolio Managers will charge a Fund
                                       asset-based fees and typically will also be entitled to receive performance-based allocations. These are in addition to the Management Fee charged to each investor. Investors will bear fees and expenses at the Fund level and also at the Portfolio Fund or Portfolio Account level.

                                    .  Performance-based fees/allocation may
                                       create incentives for a Portfolio Manager to make risky investments.

                                    .  Each Fund may be subject to
                                       performance-based allocations by
                                       Portfolio Managers even if the Fund's
                                       overall returns are negative.

                                    . The fees payable by each Fund and Members are higher than those of most other registered investment companies, but are generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the relevant Fund.

                                .   The Investment Manager and Portfolio
                                    Managers may have conflicts of interest.

                                .   Portfolio Managers may, in pursuing
                                    independently of one another their
                                    respective investment objectives, effect offsetting transactions, which could result in a Fund bearing transactional costs without obtaining any benefit.

                                .   Each Fund is a non-diversified fund.

                                . Delays in Portfolio Manager reporting may delay reports to Members and require Members to seek extensions of the deadline to file their tax returns.


                                In view of the risks noted above, each Fund should be considered a highly speculative investment and investors should invest in a Fund only if they can bear a substantial risk of loss.

                                No guarantee or representation is made that the investment program of any Fund or any Portfolio Manager will be successful, that the various Portfolio Managers selected will produce positive returns or that any Fund will achieve its investment objective. See "Risk Factors."

                            SUMMARY OF FUND EXPENSES

           The following tables illustrate the expenses and fees that each Fund expects to incur and that investors can expect to bear.

                                                               Aetos Capital Multi-       Aetos Capital
                                                                     Strategy         Distressed Investment
                                                                  Arbitrage Fund         Strategies Fund
                                                              ---------------------   ---------------------
Investor Transaction Expenses
     Maximum Sales load (as a percentage of                   None                    None
     offering price) ......................................
     Maximum redemption fee ...............................   None                    None
Annual Expenses (as a percentage of net assets
attributable to Interests)*
     Management Fee .......................................   0.75%                   0.75%
     Program Fees .........................................   0.50% (plus 10% of      0.50% (plus 10% of
                                                              aggregate Program net   aggregate Program net
                                                              profits)/(1)/           profits)/(1)/
     Other Expenses .......................................   0.54%/(2)/              0.54%/(2)/
     Total Annual Expenses (other than interest expense) ..   1.79%                   1.79%
     Fee Waiver and Expense Reimbursement .................   0.04%/(3)/              0.04%/(3)/
     Net Expenses .........................................   1.75%/(3)/              1.75%/(3)/

_____________________

     * Members also will be subject indirectly to the Portfolio Funds' management and performance fees.

    /(1)/ Payable at the Program level based on the investor's Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program Fees for certain investors.

    /(2)/ The Funds have recently become operational. Other expenses are estimated based on net assets of $50 million for each Fund and include other expenses of the Program.

    /(3)/ The Investment Manager has agreed contractually to cap Other Expenses, other than extraordinary or non-recurring expenses, at 0.50% at least until September 1, 2003, so that the Net Expenses (excluding the incentive fee charged at the Program level) do not exceed 1.75% of an investor's average monthly Program assets, assuming that the maximum Program Fee applies.

                                                                     Aetos Capital          Aetos Capital Market
                                                                 Long/Short Strategies       Neutral Strategies
                                                                         Fund                       Fund
                                                                ----------------------     ----------------------
Investor Transaction Expenses
     Maximum Sales load (as a percentage of                     None                       None
     offering price) ........................................
     Maximum redemption fee .................................   None                       None
Annual Expenses (as a percentage of net assets
attributable to Interests)*
     Management Fee .........................................   0.75%                      0.75%
     Program Fees ...........................................   0.50% (plus 10% of         0.50% (plus 10% of
                                                                aggregate Program net      aggregate Program net
                                                                profits)/(1)/              profits)/(1)/
     Other Expenses .........................................   0.54%/(2)/                 0.54%/(2)/
     Total Annual Expenses (other than interest expense) ....   1.79%                      1.79%
     Fee Waiver and Expense Reimbursement ...................   0.04%/(3)/                 0.04%/(3)/
     Net Expenses ...........................................   1.75%/(3)/                 1.75%/(3)/

     _______________________

     * Members also will be subject indirectly to the Portfolio Funds' management and performance fees.

    /(1)/ Payable at the Program level based on the investor's Program assets. Reflects the maximum Program asset-based fee and incentive fee that an investor may be charged. The Investment Manager, in its sole discretion, may reduce the Program Fees for certain investors.

    /(2)/ The Funds have recently become operational. Other expenses are estimated based on net assets of $50 million for each Fund and include other expenses of the Program.

    /(3)/ The Investment Manager has agreed contractually to cap Other Expenses, other than extraordinary or non-recurring expenses, at 0.50% at least until September 1, 2003, so that the Net Expenses (excluding the incentive fee charged at the Program level) do not exceed 1.75% of an investor's average monthly Program assets, assuming that the maximum Program Fee applies.

               The purpose of the tables above is to assist prospective investors in understanding the various costs and expenses investors in each Fund will bear directly or indirectly. "Other expenses," as shown above, is an estimate, assuming Fund net assets of $50 million. For a more complete description of the various costs and expenses of each Fund, see "Management of the Funds."

                                                          Example 1
                                            ------------------------------------
                                                                  Aetos Capital
                                              Aetos Capital         Distressed
                                             Multi-Strategy         Investment
                                             Arbitrage Fund      Strategies Fund
                                            ----------------     ---------------

An investor would pay the following
expenses on a $1,000,000 investment,
assuming a 5% annual return:
                  1 Year                    $18,000              $18,000
                  3 Years                   $55,000              $55,000

                                                        Example 1 (cont.)
                                              -------------------------------------
                                                Aetos Capital       Aetos Capital
                                                  Long/Short        Market Neutral
                                               Strategies Fund     Strategies Fund
                                              ----------------    -----------------
An investor would pay the following
expenses on a $1,000,000 investment,
assuming a 5% annual return:
                  1 Year                      $18,000             $18,000
                  3 Years                     $55,000             $55,000


                                                            Example 2
                                              -------------------------------------
                                                                    Aetos Capital
                                                Aetos Capital         Distressed
                                               Multi-Strategy         Investment
                                               Arbitrage Fund      Strategies Fund
                                              ----------------    -----------------
An investor would pay the following
expenses on a $1,000 investment, assuming
a 5% annual return:
                  1 Year                      $18                  $18
                  3 Years                     $55                  $55


                                                Aetos Capital        Aetos Capital
                                                  Long/Short        Market Neutral
                                               Strategies Fund     Strategies Fund
                                              ----------------    -----------------
An investor would pay the following
expenses on a $1,000 investment, assuming
a 5% annual return:
                  1 Year                      $18                 $18
                  3 Years                     $55                 $55

                  The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Each Fund's organizational and offering costs are not reflected in the tables or in the Examples. Actual expenses may be greater or less than those shown, and a Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the Examples.

                                  RISK FACTORS

                  An investment in a Fund involves substantial risks, and investors should invest in a Fund only if they can bear a substantial risk of loss. Each Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in a Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

                  Prospective investors should consider the following factors in determining whether an investment in a Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in any of the Funds. Prospective investors should read this entire prospectus and the statement of additional information of the Funds (the "SAI") and consult with their own advisers before deciding whether to invest. In addition, as a Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in that Fund may in the future be subject to additional and different risk factors.

Investment-Related Risks

               General Economic and Market Conditions. The success of each Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts. Unexpected volatility or illiquidity could impair a Fund's profitability or result in losses.

               Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

               Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that a Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing:

               Illiquid Portfolio Investments. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

               Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

               Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

               Non-U.S. Investments. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

Special Investment Instruments and Techniques

               The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

               Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Portfolio Funds or Portfolio Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

               Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

               Hedging Transactions. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

               Counterparty Credit Risk. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

               Leverage; Interest Rates; Margin. Each Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. The Funds, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that a Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by a Fund for investment purposes will be made solely for Portfolio Accounts.

               In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

               Short Selling. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

General Risks

               Lack of Operating History. Each Fund is a newly formed entity that does not have any operating history that investors can use to evaluate its investment performance. Certain Portfolio Funds may also be newly formed entities that have no operating histories. In such cases, the Investment

Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, they have not been responsible for overseeing a fund-of-funds such as the Funds. A Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, a Fund may not achieve its investment objective and a Fund's net asset value may decrease.

               Non-Diversified Status. Each Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of a Fund's assets that may be invested in the securities of any one issuer. Each Fund may invest up to 40% of its net assets in any one Portfolio Fund or any one Portfolio Manager. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of a Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

               Incentive Allocation. Each Portfolio Manager generally will be entitled to receive performance-based allocations, generally expected to range from 15%-25% of net profits. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

               Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Funds and Portfolio Funds. In addition, investment professionals associated with the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and their affiliates, "Other Accounts"). The Funds and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Funds and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between a Fund and Other Accounts.

               There may be circumstances under which the Investment Manager or a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund's or a Portfolio Fund's assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for a Fund or a Portfolio Fund, or purchases or sells an investment for a Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that investment decisions for the Funds, Portfolio Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Funds and Portfolio Funds.

               The Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in a Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage a Fund or Portfolio Funds. In addition, the Investment Manager and Portfolio Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which a Fund and its Members are subject.

               Tax Risks. A noncorporate Member's share of a Fund's investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the noncorporate Member's alternative minimum tax liability will apply. (See "Taxes.")

               Distributions to Members and Payment of Tax Liability. The Funds do not intend to make periodic distributions of their net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the relevant Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Fund's Board. See "Taxes."

               Possible Delays in Reports to Members and Schedule K-1s. It is unlikely that the Funds will be able to provide final Schedules K-1 to Members for any given fiscal year until significantly after April 15 of the following year. Final Schedule K-1s will not be available until after completion of the annual audits of a Fund's Portfolio Funds. Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

               Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. Because a Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent a Fund's transactions are treated as giving rise to unrelated business taxable income. (See "Taxes.") This investment is not designed for charitable remainder trusts and, therefore, such trusts may not purchase Interests unless Federal income tax laws change.

Special Risks of Multi-Manager Structure

               Portfolio Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Funds will not have the benefit of various protections afforded by the Investment Company Act with respect to their investments in Portfolio Funds. For example, registered investment companies are subject to various custody and safekeeping provisions designed to protect the companies' assets. Portfolio Funds are not subject to these provisions and may be subject to a greater risk of loss associated with a failed custody relationship.

               Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager may have limited access to the specific underlying holdings of the Portfolio Funds and little or no means of independently verifying the information that is provided by the Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager.

               By investing in the Portfolio Funds and Portfolio Accounts indirectly through a Fund, investors bear asset-based fees at the Fund level and both asset-based fees and performance-based allocations at the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of a Fund (including administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $1,000,000 minimum imposed by the Program, could invest directly with the Portfolio Managers.

               Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of a Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from a Fund (and indirectly from Members) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

               Since each Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest, may have to borrow money to repurchase Interests, and may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. This may adversely affect a Fund's investment return or increase a Fund's expenses.

               Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of such Fund.

               A Fund may agree to indemnify certain of the Portfolio Funds and, subject to certain limitations imposed by the Investment Company Act, the Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

               Portfolio Account Allocations. A Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio Account for the Fund, rather than invest in the Portfolio Manager's Portfolio Fund. Portfolio Accounts can expose a Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that a Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than such Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if a Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of a Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner/manager and in which the Fund will be the sole limited partner/member. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

               Estimates. Neither the Investment Manager nor the Board will be able to confirm independently the accuracy of the valuations provided by a Portfolio Manager. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit. Such revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased and received all of their repurchase proceeds prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund's net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. Revisions to a Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

               Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to a Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the relevant Fund's Board.

               Limited Liquidity; In-kind Distributions. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Fund. An investment in a Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

               Limitations on a Fund's ability to withdraw its assets from Portfolio Funds will limit the Fund's ability to repurchase its Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations will significantly limit a Fund's ability to repurchase its Interests.

               Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase a Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

               If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of a Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. Each Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that a Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Funds do not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where a Fund's Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio in connection with the repurchase of Interests by the Fund. Any investments so distributed will be generally readily marketable; however,

Members will incur commissions and other transaction costs in disposing of the investments. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

                                 USE OF PROCEEDS

               Each Fund will invest the net proceeds of its offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of the initial offering of Interests. Based on current market conditions, the Investment Manager expects the Funds will be fully invested within three months of the initial closing. Pending a Fund's full investment of the proceeds of its offering in Portfolio Funds or through Portfolio Accounts, the proceeds of the Fund's offering will be invested in short-term, high quality debt securities. Each Fund will invest the net proceeds of its continuous offering as they are received. Each Fund will pay organizational and initial offering expenses estimated to be $102,500 from the proceeds of its offering.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective and Policies of the Funds

               Each Fund's investment objective is to seek capital appreciation. Current income is not an objective. No assurance can be given that a Fund will achieve its investment objective.

               Each Fund's investment objective is fundamental and may not be changed without the approval of its Members. However, except as otherwise stated in this prospectus or in the Funds' Statement of Additional Information (the "SAI"), the investment policies and restrictions of a Fund are not fundamental and may be changed by its Board. The Funds' fundamental investment policies are listed in the SAI. Each Fund's principal investment policies and strategies are discussed below. Each Fund may change any investment policies and strategies that are not fundamental, if its Board believes doing so would be consistent with the Fund's investment objective.

The Investment Programs of the Funds

Aetos Capital Multi-Strategy Arbitrage Fund

               The Aetos Capital Multi-Strategy Arbitrage Fund allocates its assets among a select group of Portfolio Managers that utilize a variety of arbitrage investment strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Multi-Strategy Fund is intended to be a vehicle by which investors can access a portfolio of high quality arbitrage strategies, constructed and monitored using dedicated resources and disciplined methodologies.

               Event-driven and relative value arbitrage strategies seek to exploit mispricings between related instruments or combinations of instruments. These strategies use a variety of techniques to compare the value of related securities. Some, such as event-driven arbitrage, involve fundamental research that assess the value of securities within a company's capital structure or the value of the securities of two companies that are expected to merge. Others, such as convertible arbitrage and fixed income arbitrage, involve sophisticated modeling techniques that assess the value of a given security and a related derivative instrument, such as an equity and a convertible bond, or a treasury bond and a related futures contract.

               Event-driven arbitrage and relative value strategies make investments in the securities of companies involved in certain special situations, including mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. These special situations constitute an "event" which the Portfolio Manager believes will trigger a change in the price of securities relative to their current price or close the gap between securities that are being arbitraged. Event-driven arbitrage strategies generally feature portfolios that are actively traded and may exhibit a high rate of turnover. Portfolio Managers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Portfolio Managers also generally may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Portfolio Managers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions.

               Convertible arbitrage strategies make investments in convertible securities, such as convertible bonds, convertible preferred stock, warrants or options, combined with offsetting short investments in the underlying security for which the convertible can be exchanged. Portfolio Managers generate returns by correctly identifying undervalued or overvalued convertible securities, while realizing income from dividends and coupons associated with the convertible securities and trading-related profits from adjusting the ratio of the hedged position to the value of the convertible security. Portfolio Managers in convertible arbitrage strategies may engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. While most Portfolio Managers utilizing convertible arbitrage attempt to capture a perceived mispricing of the option component of a convertible security, they may also look for mispricing of the underlying credit of the issuing company. Portfolio Mangers may periodically utilize a significant amount of leverage.

               Fixed income arbitrage strategies exploit mispricings between related fixed income instruments, including sovereign debt, corporate debt and derivative instruments such as futures, options and swaps. Exploitable opportunities may be found in closely related securities trading at different prices, in the value between fixed income instruments and related derivative instruments, in the shape of yield curves and in credit spreads. These strategies typically require leverage in order to exploit relatively small mispricings.

Aetos Capital Distressed Investment Strategies Fund

               The Aetos Capital Distressed Investment Strategies Fund allocates its assets among a select group of Portfolio Managers across a variety of distressed investment strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Distressed Investment Strategies Fund is intended to be a vehicle by which investors can access a portfolio of high quality distressed investment strategies, constructed and monitored using dedicated resources and disciplined methodologies.

               Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company's securities to trade at a discounted value. Through an understanding of the complex business and legal procedures associated with the situation, the Portfolio Manager may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.

               This strategy may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, a Portfolio Manager will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, a Portfolio Manager may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, a Portfolio Manager may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Portfolio Manager's distressed securities portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and, therefore, a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage. Information about specific investments may be limited, thereby reducing a Portfolio Manager's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

Aetos Capital Long/Short Strategies Fund

               The Aetos Capital Long/Short Strategies Fund allocates its assets among a select group of Portfolio Managers across a variety of long/short strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Long/Short Strategies Fund is intended to be a vehicle by which investors can access a portfolio of high quality long/short strategies, constructed and monitored using dedicated resources and disciplined methodologies.

               Long/short strategies are investments that combine long positions in undervalued common stocks or corporate bonds and short positions in overvalued common stocks or corporate bonds in order to focus on generating positive returns through the Portfolio Manager's ability to select securities through fundamental analysis, while hedging out some portion of market risk.

               The Portfolio Manager maintains flexibility to tilt the portfolio's exposure to the overall equity or bond markets and to certain regions, industry sectors, or capitalization structures. In general, a Portfolio Manager will maintain a net long exposure. An exception is for those Portfolio Managers that are classified as short biased, which will in general maintain a net short exposure.

Aetos Capital Market Neutral Strategies Fund

               The Aetos Capital Market Neutral Strategies Fund will allocate capital among a select group of Portfolio Managers across a variety of market neutral strategies to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Aetos Capital Market Neutral Strategies Fund is intended to be a vehicle by which investors can access a portfolio of high quality market neutral strategies, constructed and monitored using dedicated resources and disciplined methodologies.

               Market neutral strategies build portfolios of long and short positions that attempt to be market neutral with respect to movements in stock and bond markets, Equity and fixed income market neutral Portfolio Managers will create long and short portfolios of stocks or bonds within a given country. These managers use both fundamental research and quantitative techniques to select portfolios that own attractively valued securities and are short overvalued securities, while maintaining near neutral exposure to factors such as stock and bond market movements, industry and size exposure. Returns generally are purely a function of manager skill as opposed to underlying market movements. Global tactical asset allocation Portfolio Managers create offsetting positions which are long the equity, fixed income markets or currency of some countries and short those of other countries while attempting to remain neutral to the overall movement in global stock or bond markets.

The Asset Allocation Program

               The Funds may be purchased exclusively through the Program. To participate in the Program, an investor must establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager will have full discretionary authority (unless the investor otherwise directs) to allocate the investor's assets among the Funds. The Investment Manager's allocation decisions will be individualized for each investor in accordance with an asset allocation framework established for the investor that is based upon a consideration of a variety of factors relating to such investor. These factors may include, among other things, the investor's investment objectives, its risk tolerance, its time horizon, its financial circumstances, its tax issues and its other existing investments. An investor will have the ability to impose reasonable restrictions on the management of its separate account. The Investment Manager will reconsider the asset allocation framework established for an investor when informed by the investor of a change in the investor's particular investment needs or circumstances. The Investment Manager will provide each investor with a variety of reports, including an analysis of the investor's current asset allocation strategy. Pursuant to the Program, the Investment Manager generally anticipates that an investor's assets will be allocated among all the Funds, although one or more of the Funds may be omitted for certain investors. In addition, the portion allocated to each Fund is likely to differ from one investor to another based on each investor's particular investment objectives, risk tolerance, financial circumstances and other factors.

The Multi-Manager Approach

               Each Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including the ability to invest in a professionally constructed and managed investment portfolio, access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies, and reduced risk exposure that comes from investing with multiple Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another.

               The multi-manager approach followed by each Fund will involve allocation of each Fund's assets to Portfolio Managers that employ different absolute return investment styles and strategies and will provide investors access to a variety of Portfolio Managers. Each of the strategies employed by the Funds encompasses a broad range of investment programs that historically have exhibited a low correlation to the performance of equity, debt and other markets. They include investment programs involving use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures.

               Each Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. However, a Fund may on occasion retain Portfolio Managers to manage and invest designated portions of its assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the relevant Fund will be the sole limited partner). (Any arrangement in which a Fund retains a Portfolio Manager to manage an account or investment vehicle is referred to as a "Portfolio Account"). Each Fund will not invest more than 40% of its total assets in any one Portfolio Fund or with any one Portfolio Manager, except possibly temporarily during the Fund's expected three month initial investment period.

               The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the relevant Fund's Board, including a majority of the persons comprising the Board who are not "interested persons," as defined by the Investment Company Act, of the relevant Fund or the Portfolio Manager (the "Independent Managers"). The retention of a Portfolio Manager will in such cases also be subject to approval by the relevant Fund's Members, unless the Fund seeks and obtains an order of the Securities and Exchange Commission (the "SEC") exempting it from this requirement. To the extent a Fund retains a Portfolio Manager to manage and invest its assets in a Portfolio Account, the Portfolio Account and all assets invested in it will be subject to the requirements of the Investment Company and the Fund will look through to the underlying assets of the Portfolio Account for purposes of compliance with the Fund's investment policies and restrictions. In addition, a Portfolio Manager of a Portfolio Account will be a registered investment adviser under the Investment Advisers Act and will be subject to the requirements of the Investment Company that apply to the relationship between an investment company and its investment adviser.

Selection of Portfolio Managers

               Portfolio Managers will be selected on the basis of various criteria, generally including, among other things, an analysis of: the Portfolio Manager's performance during various time periods and market cycles; volatility of the Portfolio Manager's investment returns; the correlation to other Portfolio Managers; the Portfolio Manager's reputation, experience and training; its articulation of and adherence to its investment philosophy; the presence and deemed effectiveness of risk management discipline; on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager's investment program.

               Portfolio Manager screening and selection will include both quantitative and qualitative analysis in an effort to maximize each Fund's risk-adjusted return profile. The quantitative due diligence efforts will focus on the manager's financial statements and performance reports and will involve assessing risk controls, strategy specific risks, leverage, quality and sustainability of investment returns and drawdown analysis. Each Fund will also conduct returns based statistical analysis to ascertain that the portfolio characteristics are consistent with the espoused strategy and mandate. The qualitative analysis will include an onsite inspection to obtain a better understanding of the investment process being employed and to ensure that the manager's investment process is consistent with the chosen strategy. This on-site due diligence will entail an examination of such qualitative factors as; the manager's integrity, experience, investment philosophy and rationale behind historical and current portfolio positions, documentations, organizational culture and cohesiveness, fund structure, adherence to risk management procedures, staffing, accounting and operational procedures.

               Each Fund will limit its investment in any one Portfolio Fund to less than 5% of the Portfolio Fund's voting securities at the time of purchase, absent an SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in a Portfolio Fund deemed attractive by the Investment Manager, a Fund may purchase non-voting securities of Portfolio Funds or contractually forgo its voting rights, subject to a limitation that a Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of a Portfolio Fund's outstanding equity.

               Portfolio Managers will generally invest in marketable securities, although Portfolio Managers may also invest in privately placed securities and other investments that are illiquid. Interests in Portfolio Funds will not themselves be marketable and will only have limited liquidity. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds, the Portfolio Managers will not be subject to the relevant Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Funds). However, each Fund's investment policies and restrictions, and limitations imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

               The Investment Manager will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the relevant Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate a Fund's assets among Portfolio Managers and may terminate or add Portfolio Managers, as it determines appropriate and consistent with a Fund's investment objective. Members will not vote on the retention or termination of a Portfolio Manager, except that the retention of any Portfolio Manager to manage a Portfolio Account will be subject to the approval of the relevant Fund's Board and the Fund's Members. A Fund may seek to obtain an SEC order exempting it from the requirement that Members approve Portfolio Managers that are retained to manage Portfolio Accounts. However, no assurance can be given that such an order will be issued.

Borrowing; Use of Leverage

               Each Fund is authorized to borrow money (i) for investment purposes in respect of Portfolio Accounts only, (ii) to meet repurchase requests and (iii) for cash management purposes. A Fund will not borrow money in connection with its investments in Portfolio Funds. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Managers may make extensive use of leverage. See "Risk Factors--Leverage; Borrowing."

               Each Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of a Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds that are not registered under the Investment Company Act and, therefore, a Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts.

Short Selling

               Each Fund may sell securities short. To effect a short sale, a Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

Derivatives

               Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivative include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Derivatives."

Short-Term and Defensive Investments

               Each Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, each Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent a Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                             MANAGEMENT OF THE FUNDS

General

               Each Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of each Fund's Board is comprised of persons who are Independent Managers.

               Aetos Alternatives Management, LLC (the "Investment Manager") serves as the investment manager of each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund's Board, pursuant to the terms of an investment advisory agreement with each Fund (each, an "Advisory Agreement"). The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $320 million of assets as of July 31, 2002. The Investment Manager is located at 375 Park Avenue, New York, New York 10152.

               Under the Advisory Agreements, the Investment Manager is responsible for developing, implementing and supervising each Fund's investment program, for providing day-to-day investment management services to each Fund, and for providing various administrative services to each Fund including, among other things, providing office space and other support services. The Investment Manager is authorized, subject to the approval of the relevant Fund's Board and the Fund's Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to each Fund or to assist the Investment Manager in providing these services.

               In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund will pay the Investment Manager a monthly management fee (the "Management Fee") computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

Management Team

               The following personnel of the Investment Manager will be primarily responsible for selecting Portfolio Managers and allocating each Fund's assets among the Portfolio Managers and Portfolio Funds:

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

Ms. Anne Casscells
Managing Director, Aetos Capital, LLC;
Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC.

               Prior to joining the Investment Manager in October 2001, Ms. Casscells was the Chief Investment Officer of the Stanford Management Company, where she was responsible for the investment of over $10 billion in endowment funds and other assets on behalf of Stanford University, including absolute return investments, private equity, real estate, fixed income and U.S. and international equity. Prior to assuming her position as CIO in 1998, Ms. Casscells served for two and one-half years as Managing Director of Investment Policy Research where she was responsible for asset allocation and managed the endowment's absolute return investment program, which she expanded from approximately $150 million to $650 million. Prior to joining the Stanford Management Company, Ms. Casscells was a Vice President in Goldman Sachs' fixed income division and an analyst at Morgan Stanley & Company. Ms. Casscells is a frequent speaker at investment conferences on topics of asset allocation, manager selection and due diligence, absolute return investing, and inflation hedging. She was a contributor to the book "The New Investment Superstars" by Lois Pelz on hedge fund investing and is the author of an unpublished monograph "The Role of Arbitrage in Portfolios." Ms. Casscells received a Bachelor of Arts in British Studies, cum laude, from Yale University, and a Masters of Business Administration from the Stanford Graduate School of Business, where she was an Arjay Miller Scholar.

Mr. Jeffery J. Mora, CFA
Managing Director, Aetos Alternatives Management, LLC.

               Prior to joining the Investment Manager in November 2001, Mr. Mora was the Manager of Alternative Assets for Northwestern University's $4 billion endowment fund, where he was responsible for strategic and tactical asset allocations and manager due diligence and selection. Specifically, Mr. Mora developed expertise in hedge funds, distressed, private equity, oil & gas and real estate investments across the University's $2 billion alternative asset portfolio. Prior to Northwestern University, Mr. Mora was a consultant in Price Waterhouse's Valuation Services Group where he valued a diverse range of securities and interests from private companies to complex derivative securities and intellectual property rights. He began his career as a Credit Analyst and Corporate Banker at the National City Corporation. Mr. Mora received a Bachelor of Science degree in Finance from Miami University and a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Mora also is a Chartered Financial Analyst (CFA).

Administrator and Custodian

               SEI Investments Mutual Fund Services (the "Administrator") provides certain administration, accounting and investor services for the Funds. In consideration for such services, each Fund will pay the Administrator, a monthly fee, based on month-end net assets, at an annual rate of up to 0.12%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. SEI Private Trust Company acts as custodian for each Fund's assets.

Fund Expenses

               Each Fund will bear its own expenses including, but not limited to: any taxes; organizational expenses; offering costs; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); custody and administrative fees and expenses; the fees and expenses of legal counsel to the Fund, legal counsel to the Independent Managers and the Fund's independent public accountants; tax preparation expenses;

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corporate licensing fees; the fees and expenses of Managers who are not employees of the Investment Manager or one of its affiliates, including travel, insurance and other expenses associated with the operation of the Fund; and such other expenses as may be approved by the relevant Fund's Board. Each Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

               Each Fund's organizational expenses are estimated at $52,500, and each Fund will also bear certain expenses, not to exceed $50,000, associated with the initial offering of its Interests. Organizational expenses will be allocated to Members as described under "Capital Accounts--Allocation of Special Items."

                             INVESTOR QUALIFICATIONS

               Interests may be purchased exclusively through the Program. Under the Program, an investor will establish an investment management arrangement with the Investment Manager, pursuant to which the Investment Manager will have full discretionary authority to invest the investor's assets among the Funds as it sees fit, unless the investor otherwise directs. Interests are being offered only to investors who are "qualified clients" as that term is defined by Rule 205-3 under the Investment Advisers Act. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include persons who have at least $750,000 under the Investment Manager's or its affiliates' management, including any amount invested in a Fund, and certain knowledgeable employees who participate in the Investment Manager's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." In addition, Interests may not be purchased by charitable remainder trusts unless Federal income tax laws change. You must complete and sign an investor certification that you meet these requirements before you may invest in a Fund. No Fund will be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in a Fund.

                     REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption

               No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require a Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers which will be made from time to time by each Fund. Any transfer of an Interest in violation of a Fund's LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by a Fund, as described below. For information on each Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests" in the SAI.

Repurchases of Interests

               Each Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by a Fund's Board in its sole discretion. In determining whether a Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Fund's Board will consider the recommendations of the Investment Manager. The Investment Manager expects that it will recommend to the Board that each Fund offer to repurchase Interests as of December 31, 2002 and,

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

thereafter, four times each year, as of the last business day of March, June, September and December. It is anticipated that each repurchase offer will extend only to a specified portion of a Fund's net assets, based upon, among other things, the liquidity of the Fund's assets. Because each Fund's assets are expected to be extremely illiquid, it is anticipated that repurchase offers will be accordingly limited. See "Repurchases and Transfers of Interests" in the SAI. The Board will also consider the following factors, among others, in making its determination:

               .    whether any Members have requested to tender Interests or
                    portions thereof to the Fund;
               .    the liquidity of a Fund's assets;
               .    the investment plans and working capital requirements of a
                    Fund;
               .    the relative economies of scale with respect to the size of a Fund;
               .    the history of a Fund in repurchasing Interests or portions thereof;
               .    the economic condition of the securities markets; and
               .    the anticipated tax consequences of any proposed repurchases of Interests or portions thereof on remaining Fund investors.

               Each Board will determine that a Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the relevant Fund and its Members. When a Board determines that a Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests (which is calculated once a month at month-end) from the Administrator during the period the offer remains open.

               Repurchases of Interests from Members by a Fund may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, none of the Funds expects to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on a Fund or on its Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by a Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the relevant LLC Agreement), which will be distributed to all tendering Members on an equal basis. None of the Funds imposes any charges in connection with repurchases of Interests or a portion of Interests.

               A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment of the repurchase amount.

Repurchase Procedures

               Due to liquidity restraints associated with each Fund's investments in Portfolio Funds and the fact that a Fund will normally have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that a Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value in the case a Member's entire Interest is repurchased) approximately one month after the Valuation Date, or if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the purchase of Interests, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Portfolio Funds. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the relevant Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. This value will be subject to adjustment upon completion of the annual audit of the relevant Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the initial payment will be 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the relevant Fund's audit and be subject to audit adjustment.

               Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from a Fund. Payments for repurchased Interests may be delayed under circumstances where a Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving proceeds from the Portfolio Funds.

               A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain an aggregate balance in the Program equal to at least $1,000,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's aggregate balance in the Program to fall below this required minimum, each Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

               Repurchases of Interests by each Fund are subject to certain regulatory requirements imposed by SEC rules.

Mandatory Redemption By A Fund

               Each LLC Agreement provides that the relevant Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof.

                         CALCULATION OF NET ASSET VALUE

               Each Fund will compute its net asset value as of the last business day of each "fiscal period" (as defined under "Capital Accounts" below). In determining its net asset value, each Fund will value its investments as of such fiscal period end. The net asset value of each Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which each Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported at the time of each Fund's valuation. As a general matter, the fair value of a Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Portfolio Fund does not report a fiscal period end value to a Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of each Fund's valuation date.

               Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by each Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

               Each Fund's valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of a Portfolio Fund does not represent the fair value of a Fund's interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, each Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Funds may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, a Fund may determine that it was appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

               The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which each Fund calculates its fiscal period end net asset values, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of a Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect a Fund's net asset value, the outstanding Interests will be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way.

               The procedures approved by the Board provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when a Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, a Fund's investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Funds and consistent with applicable regulatory guidelines.

               To the extent the Investment Manager invests the assets of a Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

               In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

               Debt securities will be valued in accordance with a Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

               Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of a Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

               The Investment Manager acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Investment Manager may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Funds and other clients. Consequently, the fees charged to the Funds and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

               Expenses of the Funds, including the Investment Manager's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

               Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Funds if the judgments of the Board, the Investment Manager, or Portfolio Managers should prove incorrect. Also, Portfolio Managers will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Funds more frequently.

                                CAPITAL ACCOUNTS

General

               Each Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of a Fund, plus any amounts credited to the Member's capital account as a reallocation of organizational expenses (see "Capital Accounts--Allocation of Special Items") or as described below. Similarly, each Member's capital account in a Fund will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as a reallocation of organizational expenses or as described below.

               Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. With respect to each Fund, a fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on (1) the last day of each fiscal year, (2) the last day of each taxable year, (3) the day preceding the date on which a contribution to the capital of the Fund is made, (4) the day on which the Fund repurchases any Interest (or portion thereof) of any Member, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Allocation of Net Profits and Losses

               Net profits or net losses of each Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of a Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund other than in accordance with the Members' respective investment percentages.

               Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under each LLC Agreement, the Investment Manager has the discretion to allocate specially an amount of a Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Investment Manager and to a withdrawing Member, in either case to the extent that its capital account exceeds its Federal income tax basis in its Interest.

Allocation of Special Items

               Before a relatively recent change to the guidelines followed by the American Institute of Certified Public Accountants, each Fund would have been able to amortize its organizational expenses over a 60 month period. Because of that change, however, these expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of organizational and initial offering expenses among the Members, an amount equal to these expenses incurred by each Fund will be allocated among and credited to or debited from the capital accounts of Members of the Fund based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund by all Members as of the following dates. An initial allocation of organizational and initial offering expenses will be made as of the first date as of which Interests are purchased by investors. This allocation will thereafter be adjusted as of each date, through and including December 31, 2002, on which additional Interests are purchased by investors. Each Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund Interests. Offering costs cannot be deducted by a Fund or its Members.

               Withholding taxes or other tax obligations incurred by a Fund which are attributable to any Member of the Fund will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

               Generally, any expenditures payable by a Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members of the Fund on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

               Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members of a Fund for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

               Each Member of a Fund will have the right to cast a number of votes based on the value of the Member's capital account in the Fund relative to the value of the capital accounts of all Members in the Fund at any meeting of Members called by the Fund's Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members of a Fund will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Fund's Advisory Agreement and the approval of the Fund's independent public accountants, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members of a Fund will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

               The following is a summary of certain aspects of the federal income taxation of each Fund and its Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

               This summary only discusses certain aspects of the Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, existing, temporary and proposed Treasury Regulations (the "Regulations") and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretation, possibly with retroactive effect. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

               EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

     Classification of the Funds. Each Fund will receive an opinion of Clifford Chance Rogers & Wells LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the relevant Fund's Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance Rogers & Wells LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in a Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF A FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO A FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

     As partnerships, the Funds are not themselves subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of each Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

                                    OFFERINGS

General

     Interests are being offered in initial offerings. It is expected that the closing of the initial offerings and the delivery of Interests in each Fund will occur on August 30, 2002. The initial closing may be extended by the Investment Manager in its sole discretion. Subsequent to the initial offerings, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the relevant Fund's Board.

Purchase Terms

     Interests are being offered only to Qualified Investors that meet all requirements to invest in the Funds. The minimum initial investment in the Program by an investor is $1,000,000. Subsequent investments must be at least $100,000. These minimums may be waived by the Investment Manager from time to time for certain investors, including, but not limited to, officers and employees of the Investment Manager and its affiliates.

     Investor funds will not be accepted until the relevant Fund's registration statement to which this prospectus relates is declared effective. All investor funds for the initial closings of the sales of Interests, or for the closings of subsequent offerings, will be deposited in an escrow account set up at SEI Investments Mutual Funds Services (the "Escrow Agent") for the benefit of the investors. The Escrow Agent will invest all funds it receives in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. Any interest collected on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in federal funds, which must be received by the Escrow Agent not later than the business day preceding the date as of which Interests are to be issued.

     Before an investor may invest in a Fund, the Investment Manager will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Interest except in the limited circumstances permitted under the relevant LLC Agreement. If an investor's certification is not received on or before the date Interests are to be issued, the Investor's order will not be accepted.

     The form of LLC Agreement for each Fund is annexed as Appendix A to this prospectus. Each new investor will be bound by all of the terms of the LLC Agreement.

                       FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to a Fund and reports to Members may include quotations of investment performance. In these materials, a Fund's performance may be calculated on the basis of average annual total return, total return or cumulative total return.

     Average annual total return is calculated using a formula that is substantially the same as the standardized formula used in portraying mutual fund performance. This formula assumes that an investment was purchased with an initial investment in a Fund of $1,000 and that the investment was repurchased by the Fund at the end of a stated period of time, after giving effect to the reinvestment of any Fund distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Quotations of a Fund's performance will include quotations of average annual total return for one, five and ten year periods, depending upon the length of time during which the Fund has operated.

     Total return is computed assuming the reinvestment of dividends and distributions. Total return is a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value of an Interest at the beginning of the period. Materials portraying total return may include the percentage rate of a Fund's total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Each Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Fund, may also be used advertising or marketing the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of a Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the CSFB/Tremont Hedge Fund Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in a Fund.

                               GENERAL INFORMATION

     Each Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. Each Fund was formed as a limited liability company under the laws of the State of Delaware on March 19, 2002 and has no operating history. Each Fund's address is 375 Park Avenue, New York, New York 10152 and its telephone number is (212) 201-2500.

                          TABLE OF CONTENTS OF THE SAI

                                                                           Page
Investment Policies and Practices ........................................
Repurchase and Transfers Of Interests ....................................
Board of Managers ........................................................
Investment Advisory Services .............................................
Conflicts of Interest ....................................................
Tax Aspects ..............................................................
Erisa Considerations .....................................................
Brokerage ................................................................
Accountants and Legal Counsel ............................................
Custodian ................................................................
Control Persons ..........................................................
Summary of LLC Agreements ................................................
Financial Statements .....................................................

                                   APPENDIX A

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT

                              [NAME OF AETOS FUND]

                       LIMITED LIABILITY COMPANY AGREEMENT

     THIS LIMITED LIABILITY COMPANY AGREEMENT of [Name of Aetos Fund] (the "Fund") is dated as of August __, 2002 by and among James M. Allwin, Ellen Harvey and Pierre de Saint Phalle, as the Managers, James M. Allwin, as the Organizational Member, and those persons hereinafter admitted as Members.

     WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation dated and filed with the Secretary of State of Delaware on March 19, 2002, as amended on August 16, 2002;

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

     For purposes of this Agreement:

Administrator              The person who provides administrative services to
                           the Fund pursuant to an administrative services agreement.

Advisers Act               The Investment Advisers Act of 1940 and the rules,
                           regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate                  An affiliated person of a person as such term is
                           defined in the 1940 Act.

Agreement                  This Limited Liability Company Agreement, as amended
                           from time to time.

Board of Managers          The Board of Managers established pursuant to Section
                           2.6.

Capital Account            With respect to each Member, the capital account
                           established and maintained on behalf of each Member pursuant to Section 5.3.

Certificate                The Certificate of Formation of the Fund and any
                           amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date               The first date on or as of which a person other than
                           an Organizational Member is admitted to the Fund as a Member.


Code The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Delaware Act               The Delaware Limited Liability Company Act as in
                           effect on the date hereof and as amended from time to time, or any successor law.

Fiscal Period              The period commencing on the Closing Date, and
                           thereafter each period commencing on the day immediately following the last day of the preceding
                           Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                           (1) the last day of a Fiscal Year;

                           (2) the last day of a Taxable Year;

                           (3) the day preceding any day as of which a
                               contribution to the capital of the Fund is made pursuant to Section 5.1; or

                           (4) any day on which the Fund repurchases any
                               Interest or portion of an Interest of any Member;

                           (5) any day (other than one specified in clause (2)
                               above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

Fiscal Year                The period commencing on the Closing Date and ending
                           on January 31, 2003, and thereafter each period commencing on February 1 of each year and ending on January 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Fund.

Form N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Independent Managers              Those Managers who are not "interested
                                  persons" of the Fund as such term is defined by the 1940 Act.

Initial Managers                  James M. Allwin, Michael Klein and Harold J.
                                  Schaaff, the persons who directed the
                                  formation of the Fund and served as the
                                  initial Managers.

Interest The entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory Agreement     A separate written agreement entered into by
                                  the Fund pursuant to which the Investment
                                  Manager provides investment advisory services to the Fund.

Investment Management Agreement   The written agreement entered into among the
                                  Fund, the Investment Manager and an investor, pursuant to which the investor grants the Investment Manager full discretionary authority (unless the investor otherwise directs) to allocate the investor's assets among the Fund and the other 1940
                                  Act-registered funds advised by the Investment
                                  Manager.

Investment Manager                Aetos Alternatives Management, LLC, a Delaware
                                  limited liability company, or any person who may hereinafter serve as the investment manager of the Fund.

Investment Percentage             A percentage established for each Member on
                                  the Fund's books as of the first day of each Fiscal Period. The Investment Percentage of a
                                  Member for a Fiscal Period shall be determined by dividing the balance of the Member's
                                  Capital Account as of the commencement of such Fiscal Period by the sum of the Capital
                                  Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Management Fee                    The monthly management fee payable to the
                                  Investment Manager pursuant to the Investment
                                  Advisory Agreement at the annual rate of 0.75% of the Fund's month end net asset value.

Manager An individual designated as a manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Fund.

Member Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person pursuant to Section 4.4 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.3 hereof; such term includes the Investment Manager or an Affiliate of the Investment Manager to the extent the Investment Manager (or such Affiliate) makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

Net Assets                        The total value of all assets of the Fund,
                                  less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss            The amount by which the Net Assets as of the
                                  close of business on the last day of a Fiscal
                                  Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same
                                  Fiscal Period (or, with respect to the initial
                                  Fiscal Period of the Fund, as of the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

1940 Act The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational Member             James M. Allwin in his capacity as the initial
                                  Member of the Fund.

Portfolio Funds           Investment funds in which the Fund's assets are
                          invested.


Portfolio Managers        The organizations that manage and direct the
                          investment activities of Portfolio Funds or are retained to manage and invest directly designated portions of the Fund's assets.

Prospectus                The combined Prospectus of the Fund and the other 1940
                          Act-registered funds advised by the Investment Manager that is a part of the Form N-2.

Securities                Securities (including, without limitation, equities,
                          debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940
                          Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Valuation Date            The date as of which the Fund values an Interest for
                          purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

Section 2.1 Formation of Limited Liability Company

     The Fund has been formed as a limited liability company at the direction of the Initial Managers who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section 2.2 Name

     The name of the Fund shall be "[Name of Aetos Fund]" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and
(ii) taking such other actions as may be required by law.

Section 2.3 Principal and Registered Office

     The Fund shall have its principal office at 375 Park Avenue, New York, New York 10152, or at such other place designated from time to time by the Board of Managers.

     The Fund shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

Section 2.4 Duration

     The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section 2.5 Business of the Fund

     (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

     (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

Section 2.6 Board of Managers

     (a) Prior to the Closing Date, the Initial Managers may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an Investment Management Agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

     (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

     (c) In the event that no Manager remains to continue the business of the Fund, the Investment Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section 2.7 Members

     The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an Investment Management Agreement pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

Section 2.8 Organizational Member

     The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

Section 2.9 Both Managers and Members

     A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

Section 2.10 Limited Liability

     Except as provided under applicable law, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                  ARTICLE III

                                   MANAGEMENT

Section 3.1 Management and Control

     (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which the Fund shall have no Managers, the Investment Manager shall continue to serve as the Investment Manager to the Fund and shall have the authority to manage the business and affairs of the Fund.

     (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

     (c) The Board of Managers may delegate to any other person (including the Investment Manager) any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

Section 3.2 Actions by the Board of Managers

     (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

     (b) The Board of Managers may designate from time to time a Chairman who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Chairman or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

Section 3.3 Meetings of Members

     (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 75% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

     (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

     (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section 3.4 Custody of Assets of the Fund

     The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

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Section 3.5 Other Activities of Members and Managers

     (a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

     (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

Section 3.6 Duty of Care

     (a) No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of the Manager's services to the Fund.

     (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

Section 3.7 Indemnification

     (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

     (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

     (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court or any other body before which the proceeding shall have been brought that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or
(ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

     (d) Any indemnification or advancement of expenses made pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

     (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

     (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

Section 3.8 Fees, Expenses and Reimbursement

     (a) Pursuant to the terms of the Investment Advisory Agreement, the Investment Manager shall be entitled to receive the Management Fee. The Management Fee will be accrued monthly and paid quarterly. The Management Fee is payable by the Fund to the Investment Manager within 10 days after the end of the relevant month.

     (b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Investment Manager (or of any Affiliate of the Investment Manager) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

     (c) The Fund shall bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Investment Manager pursuant to the Investment Advisory Agreement. Expenses to be borne by the Fund include, but are not limited to, the following:

             (1) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

             (2) all costs and expenses associated with the registration of the Fund under, and costs of compliance with, any applicable Federal or state laws;

             (3) all costs and expenses associated with the organization of separate investment funds managed by Portfolio Managers retained by the Fund;

             (4) attorneys' fees and disbursements associated with the preparation, review and updating of the Form N-2, the Prospectus and other offering related documents (the "Offering Materials");

             (5) the costs of printing the Offering Materials;

             (6) the costs of distributing the Offering Materials to prospective investors;

             (7) the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

                 (8) the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

                 (9) the Management Fee and all other fees payable to various service providers pursuant to the Fund's Administration Agreement and Custodian Services Agreement;

                 (10) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

                 (11) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

                 (12) all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes;

                 (13) all charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

                 (14) such other types of expenses as may be approved from time to time by the Board of Managers.

     The Investment Manager shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

     (d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Investment Manager, or any Affiliate of the Investment Manager, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                     TERMINATION OF STATUS OF THE MANAGERS,
                            TRANSFERS AND REPURCHASES

Section 4.1  Termination of Status of a Manager

         The status of a Manager shall terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section 4.2       Removal of the Managers

        Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section 4.3       Transfer of Interests of Members

        (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.

        (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless; (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $100,000. Such minimum Capital Account balance may be reduced or waived by the Board of Managers or the Manager. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

        (c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Investment Manager, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

Section 4.4     Repurchase of Interests

        (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than four occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Investment Manager, and shall also consider the following factors, among others;

                        (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

                        (2)    the liquidity of the Fund's assets;

                        (3) the investment plans and working capital requirements of the Fund;

                        (4) the relative economies of scale with respect to the size of the Fund;

                        (5) the history of the Fund in repurchasing Interests or portions thereof;

                        (6)    the economic condition of the securities markets;
and

                        (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

        The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

        (b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to at least $100,000. Such minimum Capital Account balance may be reduced or waived by the Board of Managers or the Manager. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

        (c) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                        (1) such an Interest or portion thereof has been transferred in violation of Section 4.3 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

                        (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                        (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Investment Manager, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                        (4) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

                        (5) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                        (6) it would be in the best interests of the Fund, as determined by the Board of Managers in its sole discretion, for the Fund to repurchase such an Interest or portion thereof.

        (d) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase to be paid within the applicable time period set forth in the Prospectus (the "Initial Payment"), and, if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) cash in an amount equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment, to be paid promptly after the completion of the Fund's audit for such Fiscal Year. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased.

        (e) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a redemption fee in connection with repurchases of Interests, including a fee applicable to repurchases of Interests (or portions thereof) effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

                                   ARTICLE V

                                     CAPITAL

Section 5.1   Contributions to Capital

        (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as a Member. The Investment Manager may make contributions to the capital of the Fund as a Member.

     (b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

     (c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

Section 5.2 Rights of Members to Capital

     No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

Section 5.3 Capital Accounts

     (a) The Fund shall maintain a separate Capital Account for each Member.

     (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

     (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

     (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.4, 5.10 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the
Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.6 hereof.

Section 5.4 Allocation of Net Profit and Net Loss

     As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

Section 5.5 Allocation of Certain Income and Expenditures

     Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any income earned or expenditures payable by the Fund, to the extent determined by the Board of Managers to have been earned or paid (or withheld) on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be allocated to only those Members on whose behalf such income was earned or payments were made or whose particular circumstances gave rise to such income or payments. Such income or charges shall be credited to or debited from the Capital

Accounts of such Members as of the close of the Fiscal Period during which any such income was earned or such expenses were paid or accrued by the Fund.

Section 5.6 Reserves

     (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Investment Manager or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

     (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

     (c) If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

Section 5.7 Tax Allocations

     For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections l.704-l(b)(2)(iv)(f) and (g), l.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations l.704-1(b)(2)(ii)(d).

     If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any Fiscal Year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     If the Fund realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any Fiscal Year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code) and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

     As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

     The Fund's taxable year shall end on December 31 unless otherwise determined by the Fund's Treasurer.

Section 5.8 Taxation as a Partnership

     The Members hereby agree that the Fund shall be treated as a partnership for Federal, state and local income tax purposes and to not take any position or action that would cause the Fund to be classified as an association taxable as a corporation for Federal, state and local income tax purposes. The Board of Managers therefore agrees that it: (a) will not cause or permit the Fund to elect, without the unanimous consent of the Members, to be treated as a corporation for Federal, state and local income tax purposes; and (b) will cause the Company to make any election reasonably determined to be necessary or appropriate in order to ensure the treatment of the Company as a partnership for Federal, state and local income tax purposes.

Section 5.9 Distributions

     The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

Section 5.10 Withholding

     (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

     (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

     (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

Section 6.1 Dissolution

     The Fund shall be dissolved:

          (1) upon the affirmative vote to dissolve the Fund by both: (i) the Board of Managers and (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          (2) at the election of the Investment Manager;

          (3) upon the failure of Members to elect a successor Manager at a meeting called by the Investment Manager in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund; or

          (4) as required by operation of law.

     Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section 6.2 Liquidation of Assets

     (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

          (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

          (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

          (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a).

     (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                  ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

Section 7.1 Accounting and Reports

     (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

     (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

     (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

Section 7.2 Determinations by the Board of Managers

     (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

     (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

Section 7.3 Valuation of Assets

     (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

     (b) The Fund will value interests in Portfolio Funds at their "fair value," as determined in good faith by the Board of Managers, which value ordinarily will be the value of an interest in a Portfolio Fund determined by the Portfolio Manager of the Portfolio Fund in accordance with the policies established by the Portfolio Fund, absent information indicating that such value does not represent the fair value of the interest.

     (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment of Limited Liability Company Agreement

     (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with; (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

     (b) Any amendment that would:

          (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

          (2) reduce the Capital Account of a Member other than in accordance with Article V; or

          (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

     (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this
Section 8.1 shall specifically include the power to:

          (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

          (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

          (4) amend this Agreement to make any non-material changes.

     (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

Section 8.2 Special Power of Attorney

     (a) Each Member hereby irrevocably makes, constitutes and appoints the Investment Manager and each of the Managers, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

          (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

          (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

     (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

     (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Investment Manager and each of the Managers and as such:

          (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

               (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

Section 8.3   Notices

        Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Investment Manager, by hand delivery, registered or certified mail, return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section 8.4   Agreement Binding Upon Successors and Assigns

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section 8.5   Applicability of 1940 Act and Form N-2

        The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

Section 8.6   Choice of Law

        Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

Section 8.7   Not for Benefit of Creditors

        The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members and Managers, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section 8.8   Consents

        Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section 8.9   Merger and Consolidation

        (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

        (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section 8.10  Pronouns

        All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

Section 8.11  Confidentiality

        (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

        (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

        (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

Section 8.12  Certification of Non-Foreign Status

        Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a

"United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

Section 8.13  Severability

        If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section 8.14  Filing of Returns

        The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

Section 8.15  Tax Matters Partner

        (a) The Investment Manager or any Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of
Section 6231(a)(7) of the Code. In the event that neither the Investment Manager nor any Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

        (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

Section 8.16  Section 754 Election

        In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a

Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

Section 8.17  Use of Name "Aetos"

        Aetos Capital, LLC ("Aetos") hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Aetos" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Each license may, upon termination of this Agreement, be terminated by Aetos in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Aetos" in the name of the Fund or otherwise. The name "Aetos" may be used or licensed by Aetos in connection with any of its activities, or licensed by Aetos to any other party.

        EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

________________________________
James M. Allwin

________________________________
Ellen Harvey

________________________________
Pierre de Saint Phalle

ORGANIZATIONAL MEMBER:

________________________________
James M. Allwin

MEMBERS:

Each person who shall sign an Investment Management Agreement and who shall be accepted by the Board of Managers to the Fund as a Member.

                AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
            AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                  AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

                                 August 23, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                 375 Park Avenue
                            New York, New York 10152
                                 (212) 201-2500

                  This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the combined prospectus of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (each, a "Fund," and collectively, the "Funds"), dated August 23, 2002. A copy of the prospectus may be obtained by contacting any of the Funds at the telephone number or address set forth above.

                  The information in this SAI is not complete and may be changed. A Fund may not sell its securities until its registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            Page

Investment Policies and Practices ..........................................  2
Repurchases and Transfers of Interests ..................................... 10
Board of Managers .......................................................... 12
Investment Advisory Services ............................................... 15
Conflicts of Interest ...................................................... 18
Tax Aspects ................................................................ 20
Erisa Considerations ....................................................... 33
Brokerage .................................................................. 34
Accountants and Legal Counsel .............................................. 35
Custodian .................................................................. 35
Control Persons ............................................................ 35
Summary of LLC Agreements .................................................. 35
Financial Statements ....................................................... 38

                        INVESTMENT POLICIES AND PRACTICES

                  The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with each Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

                  Each Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the management of each Fund has reserved freedom of action. As defined by the Investment Company Act of 1940 (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of a Fund" means the vote, at an annual or special meeting of the Fund's security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. A Fund may not:

                  .   Issue senior securities, except to the extent permitted by
                      Section 18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the "SEC").

                  . Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

                  . Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

                  . Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

                  . Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

                  . Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

                  . Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. The foregoing restriction shall not apply to the Fund's investment in money market instruments or money market funds. This restriction also does not apply to the Fund's investments in Portfolio Funds (as hereinafter defined).

                  In addition to the foregoing investment restrictions, the Aetos Capital Distressed Investment Strategies Fund, LLC will, under normal market conditions, invest at least 80% of its net assets (which includes borrowings for investment purposes) in Portfolio Funds or with Portfolio

Managers that invest primarily in distressed securities. This investment policy is a non-fundamental policy of Aetos Capital Distressed Investment Strategies Fund, LLC and may be changed by the Board. Aetos Capital Distressed Investment Strategies Fund, LLC will notify investors at least 60 days prior to any change in this investment policy.

                  With respect to these investment restrictions and other policies described in this SAI or the prospectus (except a Fund's policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. A Fund's investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds (as defined below) in which assets of the Fund are invested, but will apply to investments made by the Fund through a Portfolio Account (as defined below).

                  Each Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

                  As discussed in the prospectus, each Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ different investment strategies in pursuit of superior risk-adjusted returns. Each Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Funds and Portfolio Funds, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

Equity Securities

                  The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

                  Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

                  Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

                  Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

                  A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

                  Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

                  As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in a Fund's or Portfolio Fund's investment portfolio.

Money Market Instruments

                  The Funds, Portfolio Funds and Portfolio Accounts may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Managers deem appropriate under the circumstances. The Funds or Portfolio Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

                  Repurchase agreements are agreements under which a Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

                  Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

Special Investment Techniques

                  Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

                  Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

                  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

                  If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

                  Options and Futures. The Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

                  The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

                  A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

                  The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause a Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, each Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, a Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and Portfolio Accounts and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Each Fund intends to monitor use of futures and related options by Portfolio Funds and Portfolio Accounts to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to a Fund's use of certain derivatives.

                  Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

                  Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

                  Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

                  Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

                  Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

                  Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

                  Options on Securities Indexes. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

                  Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                  Swap Agreements. The Portfolio Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

                  Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

                  To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, a Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. None of the Funds currently intends to use swaps or other derivatives in this manner.

Lending Portfolio Securities

                  A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

                  To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

                  Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

                     REPURCHASES AND TRANSFERS OF INTERESTS

Repurchase Offers

                  As discussed in the prospectus, offers to repurchase Interests will be made by a Fund at such times and on such terms as may be determined by the Fund's Board of Managers (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Fund's Board will consider the recommendation of the Investment Manager. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

                  A Fund's Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members of the Fund or persons holding Interests acquired from such Members. When a Fund's Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member of the Fund describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests (which is calculated once a month at month-end) from SEI Investments Mutual Funds Services, the administrator for the Funds, during such period. If a repurchase offer is oversubscribed by Members, the relevant Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

                  Upon its acceptance of tendered Interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

                  Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Redemptions

                  As noted in the prospectus, each Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if:

                  . an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                  . ownership of an Interest by a Member or other person will cause a Fund to be in violation of, or subject a Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

                  . continued ownership of such an Interest may be harmful or injurious to the business or reputation of a Fund or the Investment Manager, or may subject a Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

                  . any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  . it would be in the best interests of a Fund to redeem an Interest or portion thereof.

Transfers of Interests

                  No person may become a substituted Member of a Fund without the written consent of the Fund's Investment Manager, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Investment Manager, which may be withheld in its sole discretion. Without limiting the foregoing, the Investment Manager generally will consent to a transfer if it is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Investment Manager may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the relevant Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than its entire Interest, is at least equal to a Fund's minimum investment requirement.

                  Any transferee meeting a Fund's eligibility requirements that acquires an Interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the relevant LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Investment Manager, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by a Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Interest. Any transfer of an Interest in violation of the relevant LLC Agreement will not be permitted and will be void.

                  Each LLC Agreement provides that each Member has agreed to indemnify and hold harmless the relevant Fund, the Managers, the Investment Manager, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

                  Each Fund's Board provides broad oversight over the operations and affairs of the Fund. Each Fund's Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. Each Fund's Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

                  The Managers are not required to contribute to the capital of any of the Funds or to hold Interests in any Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company Act) of the Funds (collectively, the "Independent Managers"). The Independent Managers perform the same functions for each Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

                  The identity of the Managers and Officers for the Funds and brief biographical information regarding each Manager and Officer is set forth below. The same persons serve as Managers and Officers for each of the four Funds. Each Manager who is deemed to be an "interested person" of the Funds, as defined in the Investment Company Act, is indicated by an asterisk.

                                    Managers
                                    --------

                                                                                 Aggregate Dollar
                                                                                Range of Interests
                                   Principal Occupation or                         in all Funds
                                    Employment During Past                       overseen or to be
                                        Five Years and        Dollar Range of   overseen in Family
                         Manager  Directorships in Publicly     Interests in       of Investment
Name, (Age) and Address   Since         Held Companies           the Funds           Companies
-----------------------  -------  -------------------------   ---------------   ------------------
INTERESTED
MANAGER*:
                                  Chief Executive Officer,
                                  Aetos Capital, LLC, March
                                  1999-present; President,
                                  Morgan Stanley Dean
                                  Witter Investment
                                  Management, 1996- January
                                  1999; Advisory Director,
James M. Allwin (49)              Morgan Stanley Dean
375 Park Avenue                   Witter & Co., January
New York, NY 10152       2002     1999- September 1999;       $400,000          $400,000

                                        Witter & Co., January
                                        1999-September 1999;

INDEPENDENT
MANAGERS:
                                        Partner, Miller
                                        Anderson &
Ellen Harvey (48)                       Sherrerd/Morgan
756 Rugby Road                          Stanley Dean Witter
Bryn Mawr, PA 19010                     Investment
                                        Management, October
                               2002     1984-present.            None       None
                                        Managing Director and
                                        Chief Legal Officer,
                                        iFormation Group,
                                        November 2000-
Pierre de Saint Phalle (54)             present; Partner, Davis
320 Park Avenue, 10/th/ Floor           Polk & Wardwell
New York, NY 10022                      January 1983-October
                               2002     2000.                    None       None

__________________
* "Interested Person," as defined in the Investment Company Act.

                                                Officers
                                                --------

   Name, (Age) and Address            Position Held with Each Fund                        Principal Occupation(s) or
   -----------------------            ----------------------------                        --------------------------
                                                                                      Employment During Past Five Years
                                                                                      ---------------------------------
James M. Allwin (49)                    Chairman of the Board                   Chief Executive Officer, Aetos
375 Park Avenue                                                                 Capital, LLC, March 1999-present;
New York, New York 10152                                                        President, Morgan Stanley Dean
                                                                                Witter Investment Management, 1996-
                                                                                January 1999; Advisory Director,
                                                                                Morgan Stanley Dean Witter & Co.,
                                                                                January 1999- September 1999;

Anne Casscells (44)                     Chief Investment Officer                Managing Director, Aetos Capital,
2180 Sand Hill Road, Suite 410                                                  LLC, October 2001-present;
Menlo Park, CA 94025                                                            Chief Investment Officer, Stanford
                                                                                Management Company, November 1998-
                                                                                September 2002; Managing Director of
                                                                                Investment Policy Research,
                                                                                Stanford University, April 1996-October 1998.

Michael Klein (43)                      President                               Chief Operating Officer and Managing
375 Park Avenue                                                                 Director, Aetos Capital, LLC, March
New York, NY 10152                                                              2000-

                                                                  present; President, Morgan Stanley
                                                                  Institutional Funds, June 1998-March
                                                                  2000; Principal, Morgan Stanley
                                                                  Dean Witter Investment Management,
                                                                  August 1997-December 1999.

Joseph Stadler (48)              Treasurer                        Chief Financial Officer, Aetos
375 Park Avenue                                                   Capital, LLC, December 2001-
New York, NY 10152                                                Present; Principal, Morgan Stanley
                                                                  Dean Witter Investment Management,
                                                                  August 1997-December 2001.

Harold J. Schaaff (42)           Vice President and Secretary     General Counsel and Managing
375 Park Avenue                                                   Director, Aetos Capital, LLC, March
New York, NY 10152                                                2001-present; President, Morgan
                                                                  Stanley Institutional Funds, March
                                                                  2000- March 2001; Managing
                                                                  Director, Morgan Stanley Dean
                                                                  Witter Investment Management,
                                                                  December 1999-March 2001.

Toyanna Mayo (26)                Assistant Secretary              Associate, Aetos Capital LLC, July
375 Park Avenue                                                   2002-present; Legal Analyst, Atriax
New York, NY 10152                                                Limited, November 2001- May 2002;
                                                                  Assistant Manager-Legal Affairs,
                                                                  American Express Bank, Ltd., July
                                                                  2000- November 2001; Investment
                                                                  Management Analyst, Morgan, Lewis &
                                                                  Bockius, LLP, August 1998-July 2000.

June Wenger (35)                 Assistant Treasurer              Investment Accounting
One Freedom Valley Drive,                                         Director-Alternative Investment Fund
Oaks, Pennsylvania 19456                                          Products, SEI Investments Mutual
                                                                  Funds Services, June 2000-present;
                                                                  Investment Accounting
                                                                  Manager-Alternative Fund Products,
                                                                  PFPC Inc., 1996-June 2000.

Linda Fitzgerald (36)            Assistant Vice President         Vice President, Aetos Capital, LLC,
2180 Sand Hill Road, Suite 410                                    July 2002-present; Principal,
Menlo Park, CA 94025                                              Barclays Global Investors, August
                                                                  1990-July 2002.

     The Managers serve on each Fund's Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of Members of the Fund within 60 days for the purpose of either electing new Managers or dissolving the Fund.

Compensation

                                                     Pension or       Estimated Annual        Total
                                                     Retirement        Benefits upon      Compensation
                               Aggregate          Benefits Accrued      Retirement        from Fund and
                                                                     ------------------
                            Compensation          as Part of Fund                         Fund Complex
    Name of Manager        from each Fund**          Expenses                            Paid to Managers
   -----------------      ------------------     ------------------                     ------------------
    James M. Allwin             $    0                 None                 None               $     0
     Ellen Harvey               $5,000                 None                 None               $20,000
    Pierre de Saint
        Phalle                  $5,000                 None                 None               $20,000

----------------
** Estimated for the fiscal year ending January 31, 2003. Amount does not include reimbursed expenses for attending Board meetings.

                          INVESTMENT ADVISORY SERVICES

The Investment Manager

     Aetos Alternatives Management, LLC (the "Investment Manager") serves as the investment manager for each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund's Board. The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $320 million of assets as of June 30, 2002. The Investment Manager is located at 375 Park Avenue, New York, New York 10132.

     Pursuant to the terms of the investment advisory agreements entered into between each Fund and the Investment Manager each dated as of August 22, 2002 (each, an "Advisory Agreement"), the Investment Manager is responsible for developing, implementing and supervising each Fund's investment program and for providing day-to-day investment management services to each Fund. The Investment Manager is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of each Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of each Fund's assets not invested in Portfolio Funds or through Portfolio Accounts.

     Each Advisory Agreement requires the Investment Manager, at its expense, to provide the relevant Fund with adequate office space, facilities and equipment, and to provide certain administrative services to the Fund, including: the compilation and maintenance of records with respect to the Fund's operations (excluding the preparation of accounting and investor records); with the assistance of the Fund's administrator, legal counsel and independent accountants, the preparation of materials relating to meetings of its Board and Members, and the preparation and filing of required regulatory reports; and the supervision of services provided by the Fund's administrator and custodian.

     The Investment Manager is authorized, subject to the approval of a Fund's Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Investment Manager in providing these services, subject to the requirement that the Investment Manager supervise the rendering of any such services to the Fund by its affiliates.

     In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund will pay the Investment Manager a monthly management fee (the "Management Fee") computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

     Each Advisory Agreement was approved by each Fund's Board (including a majority of the Independent Managers), at a meeting held in person on August 22, 2002, and was also approved on that date by James M. Allwin, the then sole Member of each Fund. Each Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the relevant Board or by vote of a majority of the outstanding voting securities of that Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the relevant Fund; or by the Investment Manager. Each Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

     Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Investment Manager is not liable for any loss a Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

     The Investment Manager or its designee maintains each Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 375 Park Avenue, New York, New York 10152.

Fund Expenses

     Each Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to each Advisory Agreement. Expenses borne by each Fund include, but are not limited to, the following:

     . all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

                  . all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                  . all costs and expenses associated with the organization of separate investment funds managed by Portfolio Managers retained by the Fund;

                  . attorneys' fees and disbursements associated with updating the Fund's registration statement, prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

                  . the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

                  . the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

                  . the fees and charges of the Fund's custodian and administrator;

                  . the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

                  . all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

                  . all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes;

                  . all charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

                  . such other types of expenses as may be approved from time to time by the Board of Managers.

                  The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

Codes of Ethics

                  The Funds and the Investment Manager have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by certain of personnel, including investment personnel, that might compete with or otherwise take advantage of a Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Investment Manager and the Investment Manager, as well as employees of the Investment Manager and the Investment Manager having knowledge of the investments and investment intentions of a Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

                  The codes of ethics are included as exhibits to the Funds' registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                              CONFLICTS OF INTEREST

The Investment Manager

                  The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Funds ("Aetos Accounts"). The Funds have no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Funds will be engaged in substantial activities other than on behalf of the Funds, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Fund and the Aetos Accounts. Such persons will devote only so much time to the affairs of each Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

                  The Investment Manager expects to employ an investment program for each Fund that is substantially similar to the investment program employed by it for certain Aetos Accounts. As a general matter, the Investment Manager will consider participation by each Fund in all appropriate investment opportunities that are under consideration for those other Aetos Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Aetos Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit a Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Aetos Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of a Fund, or vice versa.

                  The Investment Manager will evaluate for each Fund and for each Aetos Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for a Fund or an Aetos Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Funds and the Aetos Accounts in the context of any particular investment opportunity, the investment activities of the Funds and the Aetos Accounts may differ from time to time. In addition, the fees and expenses of the Funds will differ from those of the Aetos Accounts. Accordingly, the future performance of the Funds and the Aetos Accounts will vary.

                  When the Investment Manager determines that it would be appropriate for a Fund and one or more Aetos Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Fund participate, or participate to the same extent as the Aetos Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

                  Situations may occur, however, where a Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Aetos Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for a Fund and the Aetos Accounts, thereby limiting the size of a Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Fund and the Aetos Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Aetos Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

                  Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Aetos Accounts, that are the same, different or made at a different time than positions taken for a Fund.

Other Matters

                  Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, any of the Funds. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, a Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for a Fund to purchase (or sell), and the Investment Manager has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

                  Future investment activities of the Investment Manager and its affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

                  The following is a summary of certain aspects of the federal income taxation of the Funds and their Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

                  This summary only discusses certain aspects of the Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, existing, temporary and proposed Treasury Regulations (the "Regulations") and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretations possibly with retroactive effect. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

                  EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

                  In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

                  Classification of the Funds. The Funds will receive an opinion of Clifford Chance Rogers & Wells LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of each Fund's Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

                  Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Members.

                  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance Rogers & Wells LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of each Fund's Board, the interests in a Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

                  UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF A FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

                  As a partnership, each Fund is not itself subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

                  Allocation of Profits and Losses. Under each LLC Agreement, a Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by that Fund for Federal income tax purposes. Each LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

                  Under each LLC Agreement, each Fund's Board has the discretion to allocate specially an amount of a Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if a Fund's Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, a Fund's gains allocable to the remaining Members of the Fund would be increased.

                  Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under each LLC Agreement, at the request of a Member, a Fund's Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, each Fund's Board presently does not intend to make such election.

                  Each Fund's Board decides how to report the partnership items on a Fund's tax returns, and all Members of a Fund are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund's items have been reported. In the event the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

                  A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to a Fund. However, a withdrawing Member of a Fund will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" and "substantially appreciated inventory items" exceeds the Member's basis in such unrealized receivables and "substantially appreciated inventory items", respectively (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

                  As discussed above, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member of a Fund recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property and Adjusted Basis

                  A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of
Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member of a Fund is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

                 A Member's tax basis for its interest in a Fund will include the amount of money the Member contributed to the Fund. A Member's tax basis will be increased by the Member's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member's respective share of any taxable losses.

Tax Treatment of Fund Investments

                 In General. Each Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

                 Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which a Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Fund./1/

                 The maximum ordinary income tax rate for individuals is 38.6/2/ and, in general, the maximum individual income tax rate for long-term capital gains is 20%/3/ (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

                 Each Fund may realize ordinary income from dividends and accruals of interest on securities. Each Fund may hold debt obligations with "original issue discount." In such case, a Fund

____________________
/1/ Generally, in the absence of Regulations requiring it, a Fund will not treat positions held through different investment Portfolio Accounts or Portfolio Funds as offsetting positions for purposes of the straddle rules.
/2/ Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.
/3/ The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, a Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income./4/

                  Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to a Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

                  As indicated above, a Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

                  Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day

__________________
/4/ Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Fund in computing its taxable income for such year. If a Section 1256 Contract held by a Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

          Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, a Fund (and any Portfolio
Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Fund will be accepted by the Service.

          Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Fund.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by a Fund as "straddles" for Federal income tax purposes. The application of the

"straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities./5/

          Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, a Fund's activities will be treated as giving rise to investment income for a Member of the Fund, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member of a Fund would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member of a Fund on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income./6/ In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year./7/ Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of a Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of a Fund (including the fee paid to the Administrator and any fee payable to the managers of a

_____________________

/5/ The Funds will not generally be in a position to furnish to Members information regarding the securities positions of their Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.

/6/ However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

/7/ Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of a Fund. Each Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of a Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

          No deduction is allowed for sales loads paid by a Member to acquire an Interest in a Fund; instead any such fees will be included in the Member's adjusted tax basis for its Interest in a Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

          Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from a Fund. Income or loss attributable to a Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          "Phantom Income" From Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by a Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to a Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

          It is possible that certain dividends and interest directly or indirectly received by a Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax a Fund will directly or indirectly pay since the amount of a Fund's assets to be invested in various countries is not known.

          The Members of a Fund will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Sale of Interests

          Members will not be able or allowed to freely sell or otherwise transfer their Interests. A Member that is allowed to sell its Interests generally will recognize capital gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Interests sold, except to the extent the gain on the sale of Interests is attributable to either unrealized receivables of a Fund or items of Fund inventory, which will be treated as ordinary income. Any such capital gain or loss generally will be long-term capital gain or loss if the Member held the sold Interests for more than one year. The amount realized will include the Member's allocable share of a Fund's nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a liability upon the sale of Interests may exceed the Member's cash proceeds from the sale.

Unrelated Business Taxable Income

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner./8/ This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is not substantially related to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, a Fund's income (or loss) from these investments may constitute UBTI.

          Each Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, each Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI./9/ To the extent a Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent a Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their

____________________________

/8/ With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

/9/ Moreover, income realized from option writing and futures contract transaction generally would not constitute UBTI.

disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Fund, an allocable portion of deductions directly connected with a Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of a Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by a Fund from time to time,/10/ it is impossible to predict what percentage of a Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of a Fund which is treated as UBTI may not be offset by losses of the exempt organization either from that Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

          To the extent that a Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. Each Fund will be required to report to a Member of the Fund which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by a Fund is highly complex, and there is no assurance that a Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in a Fund generally should not affect the tax-exempt status of such an exempt organization./11/ However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

          Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

__________________

/10/ The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in a Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

/11/ Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in a Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the relevant Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, each Fund's Board believes that the Fund will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

          Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Certain Considerations for Non-U.S. Members

          The discussion under this heading applies to certain Members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. Members"). The term "U.S. person" means: (i) an individual citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any political subdivision thereof or therein; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of source; (iv) a trust if both (a) a U.S. court is able to exercise primary supervision over its administration and (b) one or more U.S. persons has the authority to control all of its substantial decisions, or a trust that has made a valid election under U.S. Treasury Regulations to be treated as a domestic trust; or (v) a partnership to the extent the interests therein are held by any of the foregoing.

          Given the nature of the Funds' investment activities, a non-U.S. Member generally should not be subject to regular U.S. federal income taxation on its allocable share of Fund income where such Member's nexus with the U.S. is solely as a result of an investment in Interests. No prohibition and thus no assurances can be given in this respect, however. A Fund will be subject to U.S. withholding tax of 30% on dividends and certain interest income allocable to non-U.S. Members (unless reduced or eliminated by an applicable treaty).

          If, contrary to a Fund's expectations, the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Member generally would be subject to the regular U.S. federal income taxation on its allocable share of Fund income. In such case, each non-U.S. Member would be required to file a U.S. federal income tax return reporting its allocable share of Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Member's ultimate U.S. federal income tax liability, and the non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

          Different rules from those described above apply in the case of a non-U.S. member: (i) that has an office or other fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a "tax home" in the United States for U.S. federal income tax purposes; (iii) who is a former citizen or resident of the United States; or (iv) that is a controlled foreign corporation, a foreign insurance company that holds Interests in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulated earnings to avoid U.S. federal income tax.

          EACH PROSPECTIVE NON-U.S. MEMBER SHOULD CONSULT ITS OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.



State and Local Taxation

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

          Each Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which a Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member of a Fund should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in a Fund.

          Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of a Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively./12/ Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

          Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2) as qualifying gross income for this purpose. The qualification of a Fund as a "portfolio investment partnership" with respect to its investments through Portfolio Accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, a Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing Member of a Fund may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt

______________________

/12/ New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

                     ERISA AND CERTAIN OTHER CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the "DOL") provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because each Fund is registered as an investment company under the Investment Company Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules.

          A Benefit Plan which proposes to invest in a Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

          Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Members should consult with their own counsel and other advisors to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

          Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

          Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio

Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

          It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Funds. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                          ACCOUNTANTS AND LEGAL COUNSEL

          PricewaterhouseCoopers LLP serves as the independent public accountants of each Fund. Its principal business address is 1377 Avenue of the Americas, New York, NY 10036.

          Clifford Chance Rogers & Wells LLP, New York, New York, acts as legal counsel to the Funds.

                                    CUSTODIAN

          SEI Private Trust Company (the "Custodian") serves as the primary custodian of the assets of each Fund, and may maintain custody of the assets of each Fund with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Fund's Board. Assets of each Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                 CONTROL PERSONS

          Before commencement of a Fund's operations, the Investment Manager intends to invest approximately $100,000 in each Fund in order to provide each Fund initial capital and for investment purposes. Interests of a Fund held by the Investment Manager may constitute more than 25% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of more the than 25% of the outstanding Interests, the Investment Manager may be deemed to control a Fund and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. It is anticipated that the Investment Manager will no longer control any of the Funds as of immediately after completion of the initial offerings of the Funds. The Investment Manager is a Delaware limited liability company and maintains its principal office at 375 Park Avenue, New York, New York 10152.

          Before the commencement of the operations of the Funds, the person named above was the only person owning of record or beneficially 5% or more of the outstanding Interests of a Fund.

                            SUMMARY OF LLC AGREEMENTS

          The following is a summary description of additional items and of select provisions of each LLC Agreement that are not described elsewhere in this SAI or in the combined prospectus of the

Funds. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained in Appendix A to the combined prospectus.

Liability of Members

          Members in each Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to its LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after its dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet its debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care

          Each LLC Agreement provides that neither the Managers nor the Investment Manager (including certain of their affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers and the Investment Manager (including certain of their affiliates, among others) by a Fund, but not by the Members of the Fund individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Member of a Fund for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under each LLC Agreement do not provide for indemnification of a Manager or the Investment Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

          Each LLC Agreement may generally be amended, in whole or in part, with the approval of the relevant Fund's Board (including a majority of the Independent Managers, if required by the Investment Company Act), and without the approval of the Members, unless the approval of Members is required by the Investment Company Act. However, certain amendments to the LLC Agreements involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the relevant Fund's Board) to tender its entire Interest for repurchase by the relevant Fund.

Power of Attorney

          By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the combined prospectus as

Appendix B), each Member of a Fund will appoint the Investment Manager and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted in each LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Investment Manager and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest in a Fund has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Fund's Board for admission to the Fund as substitute Members.

Term, Dissolution and Liquidation

          A Fund will be dissolved:

          . upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

          .   at the election of the Investment Manager;

          . upon the failure of Members to elect successor Managers at a meeting called by the Investment Manager when no Manager remains; or

          .   as required by operation of law.

          Upon the occurrence of any event of dissolution, the relevant Fund's Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the combined prospectus combined under "Capital Accounts -- Allocation of Net Profits and Losses."

          Upon the dissolution of a Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members of the Fund, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Members of the Fund, and (3) finally to the Members of the Fund proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Fund's Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Voting

          Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Fund's Board or by Members of the Fund holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

Reports to Members

          Each Fund will furnish to its Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send to its Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Investment Manager regarding a Fund's operations during such period also will be sent to the Fund's Members.

Fiscal Year

          For accounting purposes, the fiscal year of the Funds is the 12-month period ending on January 31st. The first fiscal year of the Funds will commence on the date of the initial closings and will end on January 31, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Funds unless otherwise determined by the Fund's Investment Manager.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of each Fund:

       .  Statement of Assets and Liabilities.
       .  Statement of Operations

                          INDEPENDENT AUDITORS' REPORT

                        Report of Independent Accountants

To the Board of Managers and Shareholder of Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Aetos Capital Distressed Investment Strategies Fund, LLC
Aetos Capital Long/Short Strategies Fund, LLC
Aetos Capital Market Neutral Strategies Fund, LLC

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, and Aetos Capital Market Neutral Strategies Fund, LLC, (the "Funds") at August 21, 2002, and the results of their operations for the period August 21, 2002 (commencement of operations) through August 21, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
August 22, 2002

                       STATEMENT OF ASSETS AND LIABILITIES

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC
            Aetos Capital Distressed Investment Strategies Fund, LLC
                  Aetos Capital Long/Short Strategies Fund, LLC
                Aetos Capital Market Neutral Strategies Fund, LLC

                       Statement of Assets and Liabilities

                                 August 21, 2002

                                                      Multi-Strategies  Distressed Investment      Long/Short      Market Neutral
                                                       Arbitrage Fund      Strategies Fund       Strategies Fund   Strategies Fund
ASSETS:

         Cash                                         $        152,500  $             152,500    $       152,500   $       152,500
         Deferred Offering Costs                      $         50,000  $              50,000    $        50,000   $        50,000
                                                      ----------------  ---------------------    ---------------   ---------------

                     Total Assets                     $        202,500  $             202,500    $       202,500   $       202,500
                                                      ----------------  ---------------------    ---------------   ---------------


LIABILITIES:

         Organizational Costs Payable                 $         52,500  $              52,500    $        52,500   $        52,500
         Offering Costs Payable                       $         50,000  $              50,000    $        50,000   $        50,000
                                                      ----------------  ---------------------    ---------------   ---------------

                     Total Liabilities                $        102,500  $             102,500    $       102,500   $       102,500
                                                      ----------------  ---------------------    ---------------   ---------------

Net Assets                                            $        100,000  $             100,000    $       100,000   $       100,000
                                                      ================  =====================    ===============   ===============

MEMBER CAPITAL:

         Capital Contributions                        $        152,500  $             152,500    $       152,500   $       152,500
         Net Loss                                     $        (52,500) $             (52,500)   $       (52,500)  $       (52,500)
                                                      ----------------  ---------------------    ---------------   ---------------

                     Total Member Capital             $        100,000  $             100,000    $       100,000   $       100,000
                                                      ================  =====================    ===============   ===============

               See accompanying notes to the financial statements

                            STATEMENT OF OPERATIONS

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC
            Aetos Capital Distressed Investment Strategies Fund, LLC
                  Aetos Capital Long/Short Strategies Fund, LLC
                Aetos Capital Market Neutral Strategies Fund, LLC

                             Statement of Operations

       For the Period August 21, 2002 (commencement of operations) through
                                August 21, 2002

                                                    Multi-Strategies   Distressed Investment        Long/Short       Market Neutral
                                                     Arbitrage Fund      Strategies Fund         Strategies Fund    Strategies Fund
Expenses:

           Organizational costs                     $         52,500   $              52,500     $        52,500    $         52,500
                                                    ----------------   ---------------------     ---------------    ----------------
           Net Loss                                 $         52,500   $              52,500     $        52,500    $         52,500
                                                    ----------------   ---------------------     ---------------    ----------------

               See accompanying notes to the financial statements.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC
            Aetos Capital Distressed Investment Strategies Fund, LLC
                  Aetos Capital Long/Short Strategies Fund, LLC
                Aetos Capital Market Neutral Strategies Fund, LLC

                          Notes to Financial Statements

                                 August 21, 2002


Note 1    Organization

          Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (the "Funds") were formed on March 19, 2002, in the State of Delaware each as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

          The Funds have had no operations other than those relating to organizational matters and the sale and issuance of limited liability company interests in each of the Funds to one investor, James M. Allwin, Organizational Member and Chairman of the Board of Managers.

          On August 22, 2002, each of the Funds' Board of Managers (the "Boards") approved an Investment Advisory Agreement with Aetos Alternatives Management, LLC (the "Investment Manager") to serve as the Funds' investment manager.

          Each of the Funds is a fund-of-funds. The investment objective of the Funds is to seek capital appreciation by investing their assets among select groups of alternative asset managers employing the different absolute return investment strategies.

          The Funds may offer from time to time to repurchase outstanding Interests pursuant to written tenders by the investors. The Investment Manager expects that it will recommend to the Boards that the Funds initially offer to repurchase Interests from investors as of December 31, 2002 and, thereafter, four times each year as of the last business day of March, June, September and December.

Note 2    Significant Accounting Policies

          The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States. These accounting principles require the use of estimates and actual results could differ from those estimates.

          Costs incurred in connection with the organization of the Funds totaling $210,000 have been expensed as of the date of the Statement of Assets and Liabilities. These costs were principally comprised of legal fees and regulatory filing fees.

          Costs incurred with the initial registration and offering of Interests in the Funds totaling $200,000 have been deferred and are to be amortized over a period of up to one year, upon the commencement of operations.

          The Funds are treated as partnerships for income tax purposes. As such, no provision for Federal, state or local income taxes has been made in the financial statements. Each Member is required to report on its own tax returns its distributive share of a Fund's taxable income or loss.


Note 3    Management Fees and Administration Fees

          The Funds will pay the Investment Manager a monthly management fee at the annual rate of 0.75% of a Fund's net assets. Investors will pay the Investment Manager directly a Program fee of up to 0.50% for asset allocation and other services and an incentive fee based on the overall change in value of an investor's Program assets, subject to certain requirements. The Program fee and the incentive fee are not part of the expenses of the Funds.

          Under an agreement with SEI Investments Mutual Funds Services (the "Administrator"), the Funds will pay the Administrator a monthly administration fee at the annual rate of up to 0.12% of the Funds' net assets, subject to certain fee minimums.

          The Investment Manager has agreed contractually to cap other expenses of the Funds, as defined, at 0.50% at least until September 1, 2003 so that net expenses, as defined (excluding the incentive fee charged at the Program level) do not exceed 1.75% of an investor's average monthly assets in the Funds.